Exhibit 10.7

EXECUTION VERSION

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

$190,000,000 6.00% First Mortgage Obligations,

Series 2009C Notes, Tranche 1 due April 8, 2019

$110,000,000 6.31% First Mortgage Obligations,

Series 2009C Notes, Tranche 2 due April 8, 2021

SERIES 2009C NOTE PURCHASE AGREEMENT

Dated as of April 8, 2009

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Schedule A	—	Information Relating to Purchasers
Schedule B	—	Defined Terms
Schedule 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock
Schedule 5.5	—	Financial Statements
Schedule 5.8	—	Litigation
Schedule 5.15(a)	—	Existing Indebtedness
Schedule 5.15(b)	—	Debt Instruments
Schedule 8.14	—	Collateral Filings
Exhibit A	—	Form of Supplement
Exhibit 4.4(a)(i)	—	Form of Opinion of Special Counsel for the Company
Exhibit 4.4(a)(ii)	—	Form of Opinion of General Counsel for the Company

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TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

1100 West 116th Avenue

Westminster, Colorado 80234

$190,000,000 6.0% First Mortgage Obligations,

Series 2009C Notes, Tranche 1 due April 8, 2019

$110,000,000 6.31% First Mortgage Obligations,

Series 2009C Notes, Tranche 2 due April 8, 2021

April 8, 2009

To Each of The Purchasers Listed in

Schedule A Hereto:

Ladies and Gentlemen:

Tri-State Generation and Transmission Association, Inc., a wholesale electric power generation and transmission cooperative corporation operating on a not-for-profit basis under the laws of the State of Colorado (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1.                                                    AUTHORIZATION OF SERIES 2009C NOTES.

The Company will authorize the issue and sale of its Series 2009C First Mortgage Obligations in an aggregate principal amount of $300,000,000, consisting of $190,000,000 aggregate principal amount of its 6.00% First Mortgage Obligations, Series 2009C Notes, Tranche 1, due April 8, 2019 (the “Tranche 1 Notes”) and $110,000,000 aggregate principal amount of its 6.31% First Mortgage Obligations, Series 2009C Notes, Tranche 2, due April 8, 2021 (the “Tranche 2 Notes” and, together with the Tranche 1 Notes, the “Series 2009C Notes” and such term includes any such notes issued in substitution therefor).

The Series 2009C Notes will be issued under and secured by the Master First Mortgage Indenture, Deed of Trust and Security Agreement, amended, restated and effective as of December 15, 1999, between the Company and Wells Fargo Bank, National Association, a national banking association (as successor through consolidation to Wells Fargo Bank West, National Association) as Trustee (the “Original Indenture”), as previously amended and supplemented by seventeen supplemental indentures and as further supplemented by the Supplemental Master Mortgage Indenture No. 18 dated effective as of April 8, 2009 (such Supplemental Master Mortgage Indenture No. 18 being referred to as the “Supplement”) which will be substantially in the form attached hereto as Exhibit A, with such changes therein, if any, as shall be approved by the Purchasers and the Company. The Original Indenture, as supplemented and amended by the aforementioned seventeen supplemental indentures and the Supplement, and as further supplemented or amended according to its terms, is hereinafter referred to as the “Indenture”. The Series 2009C Notes constitute Secured Obligations under the Indenture and are secured thereunder on a parity with other Secured Obligations. In the event of the occurrence and continuance of an “Event of Default” under the Indenture, the Trustee shall enforce the remedies set forth under the Indenture for the benefit of all Holders of Secured Obligations in the manner specified in the Indenture. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. Terms used herein but not defined herein shall have the meanings set forth in the Indenture.

SECTION 2.                                                    SALE AND PURCHASE OF SERIES 2009C NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Series 2009C Notes in the principal amount and of the tranche specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3.                                                    CLOSING.

The execution and delivery of this Agreement will be made at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, on April 8, 2009 (the “Execution Date”).

The sale and purchase of the Series 2009C Notes to be purchased by each Purchaser shall occur at the offices of Tri-State Generation and Transmission Association, Inc., 1100 West 116th Avenue, Westminster, Colorado 80234, at 11:00 a.m., New York time, at a closing (the “Closing”) on April 8, 2009 or on such other Business Day thereafter on or prior to April 30, 2009 as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the Series 2009C Notes to be purchased by such Purchaser in the form of one or more Tranche 1 Notes or Tranche 2 Notes, as applicable, in such denominations as such Purchaser may request (with a minimum denomination of $100,000 for each Series 2009C Note), dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number Wells Fargo Bank, N.A., ABA number: 121000248, account name: Tri-State Generation and Transmission Association, Inc., account number: 245-019-9101. If at the Closing the Company shall fail to tender such Series 2009C Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

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SECTION 4.                                                    CONDITIONS TO CLOSING.

Each Purchaser’s obligation to execute and deliver this Agreement on the Execution Date and to purchase and pay for the Series 2009C Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on the Execution Date and/or at the Closing, as the case may be, of the following conditions:

Section 4.1.                                        Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct on the Execution Date and at the time of the Closing.

Section 4.2.                                        Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or on the Execution Date and at the Closing and after giving effect to the issue and sale of the Series 2009C Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

Section 4.3.                                        Compliance Certificates. The Company shall have performed and complied with all agreements and conditions contained in the Indenture which are required to be performed or complied with by the Company for the issuance of the Series 2009C Notes. In addition the Company shall have delivered the following certificates:

(a)                         Officer’s Certificates. The Company shall have delivered to such Purchaser (i) an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Section 4 of this Agreement (other than those specified in Section 4.5(a) and Section 4.8) have been fulfilled, and (ii) copies of all certificates and opinions required to be delivered to the Trustee under the Indenture in connection with the issuance of the Series 2009C Notes under the Indenture, in each case, dated the date of the Closing.

(b)                         Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement, the Series 2009C Notes and the Supplement.

Section 4.4.                                        Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from (i) Dorsey & Whitney LLP, counsel for the Company and (ii) Mr. Kenneth V. Reif, Senior Vice President and General Counsel to the Company, covering the matters set forth in Exhibits 4.4(a)(i) and 4.4(a)(ii) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, covering such matters incident to such transactions as such Purchaser may reasonably request. The Company hereby directs its

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counsel to deliver such opinions and understands and agrees that each Purchaser will and hereby is authorized to rely on such opinions.

Section 4.5.                                        Purchase Permitted by Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Series 2009C Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof or on the date of the Closing. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.                                        Sale of Notes. Contemporaneously with the Closing, the Company shall sell to each Purchaser and each Purchaser shall purchase the Series 2009C Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.7.                                        Payment of Special Counsel Fees. Without limiting the provisions of Section 11.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.8.                                        Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each tranche of the Series 2009C Notes.

Section 4.9.                                        Changes in Corporate Structure. The Company shall not have changed its jurisdiction of organization, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.                                         Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Series 2009C Notes is to be deposited.

Section 4.11.                                         Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart

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originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request. Each Purchaser shall have received a copy of the Original Indenture (together with all amendments and supplements thereto), certified by the Company as of the date of the Closing, exclusive of property exhibits, recording information and the like.

SECTION 5.                                                         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1.                                        Organization; Power and Authority. The Company is a cooperative corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Agreements and to perform the provisions hereof and thereof.

Section 5.2.                                        Authorization, Etc. The Financing Agreements have been duly authorized by all necessary corporate action on the part of the Company, and the Financing Agreements constitute, and upon execution and delivery thereof each Series 2009C Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.                                        Disclosure. This Agreement and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby, including the offering memorandum relating to the Series 2009C Notes, the Private Placement Investor Presentation of March 12, 2009, and the Investor Due Diligence Presentation of March 25, 2009 (and the additional questions and answers in connection with such presentations), the Original Indenture and the Supplement, and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 2008, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, except for the litigation described on Schedule 5.8 which, if determined adversely, could have a Material Adverse Effect on the properties of the Company as described therein, but would not impact the ability of the Company to perform its obligations under the Financing Agreements and would not effect the validity or enforceability of the Financing Agreements, and except for matters affecting the electrical generation industry generally.

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Section 5.4                                           Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

(b)                      All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)                       Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

Section 5.5.                                        Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with Accounting Requirements consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or on Schedule 5.15.

Section 5.6.                                        Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of the Financing Agreements will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien, other than the Lien created under the Indenture, in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

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Section 5.7.                           Governmental Authorizations, Etc. Except for the Collateral Filings to be filed in accordance with Section 8.14, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of the Financing Agreements.

Section 5.8.                           Litigation; Observance of Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; except for the litigation described on Schedule 5.8 which, if determined adversely, could have a Material Adverse Effect on the properties of the Company as described therein, but would not impact the ability of the Company to perform its obligations under the Financing Agreements and would not effect the validity or enforceability of the Financing Agreements.

(b)                                 Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9.                           Taxes. The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with Accounting Requirements. The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31,2004.

Section 5.10.                    Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens (other than the Lien created under the Indenture) prohibited by this Agreement or the Indenture, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.                    Licenses, Permits, Etc. The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service

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marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.12.                    Compliance with ERISA. (a) Each Plan operated and administered by the Company or any ERISA Affiliate and each Plan with which the Company or any ERISA Affiliate has a relationship has been operated and administered in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to “employee benefit plans” (as defined in section 3(3) of ERISA), which liability has resulted or would reasonably be expected to result in a Material Adverse Effect, and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)                                 The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in section 3 of ERISA.

(c)                                  The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)                                 The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e)                                  The execution and delivery of this Agreement and the issuance and sale of the Series 2009C Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Series 2009C Notes to be purchased by such Purchaser.

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Section 5.13.                    Private Offering by the Company. Within the six months preceding the date of the Closing, neither the Company nor anyone acting on its behalf has offered the Series 2009C Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than (i) the Purchasers and (ii) “accredited investors” as defined in Rule 501(a) of the Securities Act. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2009C Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14.                    Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2009C Notes to finance capital expenditures and for general corporate purposes. No part of the proceeds from the sale of the Series 2009C Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.                    Existing Indebtedness. (a) There has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries from the Indebtedness set forth in the Company’s audited consolidated balance sheets for the year ended December 31, 2008, other than as set forth on Schedule 5.15(a). Such audited balance sheets as amended and supplemented by Schedule 5.15(a) set forth as of the date hereof and, as of the date of the Closing, will set forth, a complete and correct list of all outstanding Indebtedness (other than the Series 2009C Notes) of the Company and its Subsidiaries (including a description of the principal amount outstanding and collateral therefor, if any). Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $25,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)                                 Without limiting the representation in Section 5.6, neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15(b).

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Section 5.16.                    Foreign Assets Control Regulations, Etc. (a) Neither the sale of the Series 2009C Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b)                                 Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) to the knowledge of the Company engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

(c)                                  No part of the proceeds from the sale of the Series 2009C Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

Section 5.17.                    Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, nor is the Company or any Subsidiary subject to rate regulation under the Federal Power Act, as amended.

Section 5.18.                    Lien of Indenture. The Indenture (excluding the Supplement) constitutes, and when the Supplement is executed and delivered by the Company and the Trustee and filed and recorded, the Indenture will constitute, a direct and valid lien upon all of the properties and assets of the Company specifically or generally described or referred to in the Indenture as being subject to the lien thereof, subject only to the exceptions referred to in the Indenture and Permitted Liens and Encumbrances, and will create a similar lien upon all properties and assets acquired by the Company after the date hereof which are required to be subjected to the lien of the Indenture, when acquired by the Company, subject only to the exceptions referred to in the Indenture and Permitted Liens and Encumbrances, and subject, further, as to real property, to the recordation of a supplement to the Indenture describing such after-acquired property; the descriptions of all such properties and assets contained in the granting clauses of the Indenture are correct and adequate for the purposes of the Indenture; and the Indenture (excluding the Supplement) has been duly recorded as a mortgage and deed of trust of real estate, and any required filings (other than with respect to filing the Supplement) with respect to personal property and fixtures subject to the lien of the Indenture have been duly made in each place in which such recording or filing is required to protect, preserve and perfect the lien of the Indenture; and all taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Indenture, the filing of financing statements related thereto and similar documents and the issuance of the Series 2009C Notes (other than with respect to filing the Supplement) have been paid; the Supplement will be duly recorded or filed in accordance with Section 8.14 within 30 days of the date of Closing in the real and personal

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property records in each place in which the Indenture (excluding the Supplement) has been recorded or filed and in all other places required to protect, preserve and perfect the lien of the Indenture, and all taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Supplement will be paid.

Section 5.19.                    Filings. No action, including any filings, registration or notice, is necessary or advisable in Colorado, Kansas, Arizona, Wyoming, Nebraska and New Mexico or any other jurisdictions to ensure the legality, validity, enforceability, priority, and perfection of the Financing Agreements except for the Collateral Filings set forth in Schedule 8.14, which have been filed on or prior to the date of Closing (except for the UCC Financing Statements and all other instruments necessary for the recording of the Supplement which will be filed after Closing as required by Section 5.18 and Section 8.14). No action, including any filing, registration or notice, is necessary or advisable in Colorado, Kansas, Arizona, Wyoming, Nebraska and New Mexico or any other jurisdiction to establish or protect for the benefit of the Trustee and the holders of Series 2009C Notes, the security interest and Liens purported to be created under the Indenture and the other Financing Agreements, except in each case for the Collateral Filings (and the filing of continuation statements with respect to any Collateral Filing at the time and in the manner provided under Applicable Law).

Section 5.20.                    RUS Compliance. The Company and its Subsidiaries are in compliance with the RUS Regulations applicable to each of them and with all covenants and agreements set forth in the Indenture, the RUS loan contracts and any other agreement or instrument, including the debt obligations entered into with the RUS, except for any non-compliance with such covenants, agreements or instruments which could not reasonably be expected (either individually or in the aggregate) to result in a Material Adverse Effect.

SECTION 6.                            REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.                           Purchase for Investment. Each Purchaser severally represents it is an “accredited investor” under Rule 501(a) of Regulation D under the Securities Act and that it is purchasing the Series 2009C Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Series 2009C Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series 2009C Notes.

Section 6.2.                           Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Series 2009C Notes to be purchased by such Purchaser hereunder:

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(a)                                 the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)                                 the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)                                  the Source is either (i) an “insurance company pooled separate account,” (within the meaning of PTE 90-1) or (ii) a “bank collective investment fund” (within the meaning of the PTE 91-38) and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)                                 the Source constitutes assets of an “investment fund” (within the meaning of Part V(b) of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V(a) of the QPAM Exemption); no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an “affiliate” (within the meaning of Section V(c)(l) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM; the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied; neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company; and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e)                                  the Source constitutes assets of a “plan(s)” (within the meaning of Section IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption); the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied; neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and

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(ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)                                   the Source is a governmental plan; or

(g)                                  the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)                                 the Source does not include “plan assets” of any employee benefit plan, other than a plan exempt from the coverage of Title I of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.                            INFORMATION AS TO COMPANY.

Section 7.1.                           Financial and Business Information. The Company shall deliver to each holder of Series 2009C Notes that is an Institutional Investor:

(a)                                 Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

(i)                                  a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii)                                  consolidated statements of income and changes in cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with Accounting Requirements applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b)                                 Annual Statements — within 120 days after the end of each fiscal year of the Company, duplicate copies of:

(i)                                  a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

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(ii)                                  consolidated statements of income and changes in cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with Accounting Requirements, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with Accounting Requirements, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided that timely delivery to the Trustee of the statements required under Section 4.18 of the Indenture shall be deemed to satisfy the requirements of this Section 7.1(b).

(c)                                  SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC;

(d)                                 Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)                                  ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)                                     with respect to any Plan (other than any Multiemployer Plan) that is subject to Title IV of ERISA, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof and on the date of the Closing; or

(ii)                                  the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any such Plan, or the

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receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)                               any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

(f)                                   Supplemental Indentures — promptly, and in any event within five days after the execution and delivery thereof, a copy of any indenture supplemental to the Indenture that the Company from time to time may hereafter execute and deliver which amends the Indenture in any material respect;

(g)                                  Requested Information — with reasonable promptness, the names and contact information of holders of the outstanding Secured Obligations of which the Company has knowledge and the principal amount of the outstanding Secured Obligation owed to each (unless disclosure of such names, contact information or holdings is prohibited by law), and such data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K, if the Company files such forms with the Securities and Exchange Commission) or relating to the ability of the Company to perform its obligations under any Financing Agreement as from time to time may be reasonably requested by such holder of Series 2009C Notes.

Section 7.2                              Officer’s Certificate. Each set of financial statements delivered to a holder of Series 2009C Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a)                                 Covenant Compliance — (i) the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Article IV of the Indenture during the quarterly or annual period covered by the statements then being furnished; (ii) to the extent the Company issued additional Secured Obligations (as defined in the Indenture) under the Indenture during the period covered by the statements being furnished, any calculations that the Company provided to the Trustee (as defined in the Indenture) to show compliance with the Indenture in connection with the issuance of the additional Secured Obligations (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence).

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(b)                                 Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and of the Indenture and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3.                           Visitation. The Company shall permit the representatives of each holder of Series 2009C Notes that is an Institutional Investor:

(a)                                 No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld), to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b)                                 Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

SECTION 8.                            AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Series 2009C Notes are outstanding:

Section 8.1.                           Compliance with Law. Without limiting Section 9.2, the Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

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Section 8.2.                           Insurance. The Company will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 8.3.                           Maintenance of Properties. The Company will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company and such Subsidiary has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 8.4.                           Payment of Taxes. The Company will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that any Subsidiary does not need to pay any such tax, assessment, charge or levy if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges and levies in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 8.5.                           Corporate Existence, Etc. The Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of its Subsidiaries unless, in the good faith judgment of the Company or such Subsidiary, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 8.6.                           Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Subsidiary.

Section 8.7.                           Change in Control. (a) Notice of Change in Control or Control Event. The Company will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Series 2009C Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.7. If a Change in Control has occurred,

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such notice shall contain and constitute an offer to prepay the Series 2009C Notes as described in subparagraph (c) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (g) of this Section 8.7.

(b)                                 Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Series 2009C Notes written notice containing and constituting an offer to prepay Series 2009C Notes as described in subparagraph (c) of this Section 8.7, accompanied by the certificate described in subparagraph (g) of this Section 8.7, and (ii) contemporaneously with such action, it prepays all Series 2009C Notes required to be prepaid in accordance with this Section 8.7.

(c)                                  Offer to Prepay Series 2009C Notes. The offer to prepay Series 2009C Notes contemplated by subparagraphs (a) and (b) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Series 2009C Notes held by each holder (in this case only, “holder” in respect of any Series 2009C Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 20 days and not more than 45 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 30th day after the date of such offer).

(d)                                 Acceptance; Rejection. A holder of Series 2009C Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date. A failure by a holder of Series 2009C Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(e)                                  Prepayment. Prepayment of the Series 2009C Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Series 2009C Notes, together with interest on such Series 2009C Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 8.7.

(f)                                   Deferral Pending Change in Control. The obligation of the Company to prepay Series 2009C Notes pursuant to the offers required by subparagraph (b) and accepted in accordance with subparagraph (d) of this Section 8.7 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Series 2009C Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which

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case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control shall be deemed rescinded).

(g)                                  Officer’s Certificate. Each offer to prepay the Series 2009C Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Series 2009C Note offered to be prepaid; (iv) the interest that would be due on each Series 2009C Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

(h)                                 Effect on Required Payments. The amount of each payment of the principal of the Series 2009C Notes of either tranche made pursuant to this Section 8.7 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 8.8 by a percentage equal to the aggregate principal amount of the Series 2009C Notes of such tranche so paid divided by the aggregate principal amount of the Series 2009C Notes of such tranche outstanding immediately prior to such payment.

(i)                                     “Change in Control” Defined. “Change in Control” means, with respect to the Company, (a) failure to be a member-owned cooperative corporation or (b) 35% or more of the Members existing on the date hereof cease to be Members of the Company.

(j)                                    “Control Event” Defined. “Control Event” means:

(i)                                     the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

(ii)                                  the acceptance by the requisite number of Members of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to any of the Members, which offer would result in a Change in Control.

Section 8.8.                           Required Prepayments. (a) On April 8,2013 and on each April 8 thereafter to and including April 8, 2018, the Company will prepay $27,142,858 principal amount (or such lesser principal amount as shall then be outstanding) of the Tranche 1 Notes at par and without payment of the Make-Whole Amount or any premium. The entire unpaid principal amount of the Tranche 1 Notes shall become due and payable on April 8,2019. Upon any partial prepayment of the Tranche 1 Notes pursuant to Section 8.7, Section 8.9 or Section 8.15, the principal amount of each required prepayment of the Tranche 1 Notes becoming due under this Section 8.8(a) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Tranche 1 Notes is reduced as a result of such prepayment or purchase.

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(b)                                 On April 8, 2017 and on each April 8 thereafter to and including April 8, 2020, the Company will prepay $22,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Tranche 2 Notes at par and without payment of the Make-Whole Amount or any premium. The entire unpaid principal amount of the Tranche 2 Notes shall become due and payable on April 8, 2021. Upon any partial prepayment of the Tranche 2 Notes pursuant to Section 8.7, Section 8.9 or Section 8.15, the principal amount of each required prepayment of the Tranche 2 Notes becoming due under this Section 8.8(b) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Tranche 2 Notes is reduced as a result of such prepayment or purchase.

Section 8.9.                           Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series 2009C Notes, of any tranche in an amount not less than 10% of the original aggregate principal amount of the Series 2009C Notes of such tranche to be prepaid in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount of each Series 2009C Note of such tranche then outstanding. The Company will give each holder of Series 2009C Notes of such tranche written notice of each optional prepayment under this Section 8.9 not less than 15 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Series 2009C Notes of such tranche to be prepaid on such date, the principal amount of each Series 2009C Note of such tranche held by such holder to be prepaid (determined in accordance with Section 8.10), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Company as to the estimated respective Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Series 2009C Notes of such tranche a certificate of a Senior Financial Officer specifying the calculation of each such Make-Whole Amount as of the specified prepayment date.

Section 8.10.                    Allocation of Partial Prepayments. In the case of each partial prepayment of the Series 2009C Notes of any tranche pursuant to the provisions of Sections 8.8 or 8.9, the principal amount of the Series 2009C Notes of such tranche to be prepaid shall be allocated among all of the Series 2009C Notes of such tranche, at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.11.                    Maturity; Surrender, Etc. In the case of each prepayment of Series 2009C Notes pursuant to this Section 8, the principal amount of each Series 2009C Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount as aforesaid, interest on such principal amount shall cease to accrue. Any Series 2009C Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Series 2009C Note shall be issued in lieu of any prepaid principal amount of any Series 2009C Note.

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Section 8.12.                    Purchase of Series 2009C Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Series 2009C Notes except (a) upon the payment or prepayment of the Series 2009C Notes in accordance with the terms of this Agreement and the Series 2009C Notes or (b) pursuant to a written offer to purchase any outstanding Series 2009C Notes of any tranche made by the Company or an Affiliate pro rata to the holders of the Series 2009C Notes of such tranche upon the same terms and conditions. The Company will promptly cancel all Series 2009C Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Series 2009C Notes pursuant to any provision of this Agreement and no Series 2009C Notes may be issued in substitution or exchange for any such Series 2009C Notes.

Section 8.13.                    Make-Whole Amount for the Series 2009C Notes. The term “Make-Whole Amount” means with respect to any Series 2009C Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2009C Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Series 2009C Note:

“Called Principal” means, the principal of the Series 2009C Note that is to be prepaid pursuant to Section 8.9 or has become or is declared to be immediately due and payable pursuant to Section 18.2, as the context requires.

“Discounted Value” means, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series 2009C Note is payable) equal to the Reinvestment Yield.

“Reinvestment Yield” means, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX-1” on the Bloomberg Financial Market Service (or such other information service as may replace Bloomberg) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In either case, the yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1)the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average

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Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

“Remaining Average Life” means, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Series 2009C Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.9 or 18.2.

“Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.9 or has become or is declared to be immediately due and payable pursuant to Section 18.2, as the context requires.

Section 8.14.                    UCC Financing Statements and the Supplement. Within 30 days following the Closing, all UCC Financing Statements, the Supplement, the Original Indenture or other instruments with respect thereto as may be necessary shall have been duly filed or recorded in such manner and in such places as is satisfactory to the Purchasers (and their special counsel) and the Company and as described in Schedule 8.14 (collectively, the “Collateral Filings”) (and no other instruments shall be required to be filed) to establish and perfect the security interests and liens of the Trustee in the Mortgaged Property created by or pursuant to the Indenture and which can be perfected by filing the Supplement or a UCC Financing Statement under the UCC.

Section 8.15.                    Prepayment in Connection with Member Termination Event. In the event of a Member Termination Event, the Company shall offer to prepay each outstanding Series 2009C Note in a principal amount which equals the Ratable Portion for such Series 2009C Note, together with accrued interest thereon to the date of such prepayment, but without any Make-Whole Amount. The Company shall give written notice of such offer of prepayment to the holders of all outstanding Series 2009C Notes, which notice shall (i) refer specifically to this Section 8.15 and describe in reasonable detail the Member Termination Event(s) giving rise to such offer to prepay the Series 2009C Notes, (ii) specify the Ratable Portion of each Series 2009C Note being offered to be prepaid, (iii) specify a date not less than 30 days and not more than 60 days after the date of such notice (the “Member Termination Event Prepayment Date”) and specify the Member Termination Event Response Date and (iv) offer to prepay on the Member Termination Event Prepayment Date such Ratable Portion of each Series 2009C Note together with interest accrued thereon to the Member Termination Event Prepayment Date. Each holder of a Series 2009C Note shall notify the Company of such holder’s acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company (provided,

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however, that any holder who fails to so notify the Company shall be deemed to have rejected such offer) on a date at least 10 days prior to the Member Termination Event Prepayment Date (such date 10 days prior to the Member Termination Event Prepayment Date being the “Member Termination Event Response Date”), and the Company shall prepay on the Member Termination Event Prepayment Date such Ratable Portion of each Series 2009C Note held by the holders who have accepted such offer in accordance with this Section 8.15, together with accrued interest thereon to the date of such prepayment.

SECTION 9.                            NEGATIVE COVENANTS.

The Company covenants that so long as any of the Series 2009C Notes are outstanding:

Section 9.1.                           Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 9.2.                           Line of Business. The Company will not engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as whole, is engaged on the date of this Agreement.

Section 9.3.                           Terrorism Sanctions Regulations. The Company will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) knowingly engage in any dealings or transactions with any such Person.

SECTION 10.                     PAYMENTS ON SERIES 2009C NOTES.

Section 10.1.                    Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Series 2009C Note, and notwithstanding anything contained in the Indenture or in such Series 2009C Note to the contrary, the Company will pay all sums becoming due on such Series 2009C Note for principal, Make-Whole Amount or premium, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Series 2009C Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Series 2009C Note, such Purchaser shall surrender such Series 2009C Note for cancellation, reasonably promptly after any such request, to the Company at its

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principal executive office or at the place of payment most recently designated by the Company pursuant to Article 2 of the Indenture. Prior to any sale or other disposition of any Series 2009C Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Series 2009C Note to the Company in exchange for a new Series 2009C Note or Series 2009C Notes of the applicable tranche pursuant to Section 2.05 of the Indenture. The Company will afford the benefits of this Section 10.1 to any Institutional Investor that is the direct or indirect transferee of any Series 2009C Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Series 2009C Note as the Purchasers have made in this Section 10.1.

SECTION 11.                     EXPENSES, ETC.

Section 11.1.                    Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Series 2009C Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of any Financing Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under any Financing Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with any Financing Agreement, or by reason of being a holder of any Series 2009C Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated by any Financing Agreement and (c) the costs and expenses incurred in connection with the initial filing of any Financing Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $5,000 for the Series 2009C Notes. The Company will pay, and will save each Purchaser and each other holder of a Series 2009C Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Series 2009C Notes).

Section 11.2.                    Survival. The obligations of the Company under this Section 11 will survive the payment or transfer of any Series 2009C Note, the enforcement, amendment or waiver of any provision of any Financing Agreement, and the termination of any Financing Agreement.

SECTION 12.                     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of the Financing Agreements, the purchase or transfer by any Purchaser of any Series 2009C Note or portion thereof or interest therein and the payment of any Series 2009C Note, and may be relied upon by any subsequent holder of a Series 2009C Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Series

24

2009C Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, the Financing Agreements embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 13.                     AMENDMENT AND WAIVER.

Section 13.1.                    Requirements. The Company will not cause or permit the Indenture to be amended to change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on the Series 2009C Notes as set forth in the Supplement and the Series 2009C Notes, without the written consent of the holder of each Series 2009C Note at the time outstanding affected thereby. This Agreement and the Series 2009C Notes may be amended, and the observance of any term hereof or of the Series 2009C Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6, 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, 8.13 or 8.15 hereof, or any defined term (as it is used therein), will be effective as to any holder unless consented to by such holder in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Series 2009C Note at the time outstanding affected thereby, change the percentage of the principal amount of the Series 2009C Notes the holders of which are required to consent to any such amendment or waiver or otherwise modify this Section 13.

Section 13.2.                    Solicitation of Holders of Series 2009C Notes.

(a)                                 Solicitation. The Company will provide each holder of the Series 2009C Notes (irrespective of the amount of Series 2009C Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Series 2009C Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 13 to each holder of outstanding Series 2009C Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Series 2009C Notes.

(b)                                 Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise (other than legal fees or other related expenses), or grant any security or provide other credit support, to any holder of Series 2009C Notes as consideration for or as an inducement to the entering into by any holder of Series 2009C Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Series 2009C Notes then outstanding even if such holder did not consent to such waiver or amendment.

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(c)                                  Consent in Contemplation of Transfer. Any consent made pursuant to this Section 13.2 by the holder of any Series 2009C Note that has transferred or has agreed to transfer such Series 2009C Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Series 2009C Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

Section 13.3.                    Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 13 applies equally to all holders of Series 2009C Notes and is binding upon them and upon each future holder of any Series 2009C Note and upon the Company without regard to whether such Series 2009C Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Series 2009C Note nor any delay in exercising any rights hereunder or under any Series 2009C Note shall operate as a waiver of any rights of any holder of such Series 2009C Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 13.4.                    Series 2009C Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Series 2009C Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Series 2009C Notes, or have directed the taking of any action provided herein or in the Series 2009C Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Series 2009C Notes then outstanding, Series 2009C Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 14.                     NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i)                                if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii)                                  if to any other holder of any Series 2009C Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

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(iii)                                 if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Senior Vice President and Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Series 2009C Note in writing, or

(iv)                              if to the Trustee, to Wells Fargo Bank, National Association, as Trustee, Corporate Trust & Escrow Services, 1740 Broadway, MAC C7300-107, Denver, Colorado 80274-0002 or at such other address as the Trustee shall have specified to the Company and each other party hereto in writing.

Notices under this Section 14 will be deemed given only when actually received.

SECTION 15.                     INDEMNIFICATION.

The Company hereby agrees to indemnify and hold the Purchasers harmless from, against and in respect of any and all loss, liability and expense (including reasonable attorneys’ fees) arising from any misrepresentation or nonfulfillment of any undertaking on the part of the Company under this Agreement. The indemnification obligations of the Company under this Section 15 shall survive the execution and delivery of this Agreement, the delivery of the Series 2009C Notes to the Purchasers and the consummation of the transactions contemplated herein.

SECTION 16.                     REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Series 2009C Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 16 shall not prohibit the Company or any other holder of Series 2009C Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 17.                     CONFIDENTIAL INFORMATION.

For the purposes of this Section 17, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary,

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provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 of this Agreement that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by Series 2009C Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 17, (iii) any other holder of any Series 2009C Note, (iv) any Institutional Investor to which it sells or offers to sell such Series 2009C Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 17), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 17), (vi) any federal or state or provincial regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Series 2009C Notes and this Agreement. Each holder of a Series 2009C Note, by its acceptance of a Series 2009C Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 17 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Series 2009C Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 17.

SECTION 18.                     EVENTS OF DEFAULT; ACCELERATION.

Section 18.1.                         Events of Default. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)                                 the occurrence of any “default” under Section 6.01(a) of the Indenture with respect to any Note; or

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(b)                                 the occurrence of any other “default” under Section 6.01 of the Indenture (other than defaults described in (a) above); or

(c)                                  any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement, the Indenture or in any writing furnished in connection with the transactions contemplated hereby, proves to have been false, incorrect or misleading in any Material respect on the date as of which made; or

(d)                                 the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 18.1) or in the Indenture and such default is not remedied, in the case of defaults hereunder, within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 18), and in the case of defaults under the Indenture, within the grace period specified for such defaults in the Indenture; or

(e)                                  (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in the payment amount of at least $100,000) on any Indebtedness (other than the Notes and any other notes or other debt instruments authenticated under the Indenture) that is outstanding in an aggregate principal amount of at least $25,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or “other agreement relating to any Indebtedness (other than the Notes and any other notes or debt instruments authenticated under the Indenture) in an aggregate principal amount of at least $25,000,000 or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable or one or more Persons has the right to declare such Indebtedness to be due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company or any Subsidiary has become obligated to purchase or repay Indebtedness (other than the Notes and any other notes authenticated under the Indenture) before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $25,000,000 or one or more Persons have the right to require the Company or any Subsidiary to purchase or repay such Indebtedness; or

(f)                                   if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to

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be filed with the PBGC or the PBGC shall have instituted proceedings under section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) for which the Company or any ERISA Affiliate is obligated under all Plans, determined in accordance with Title IV of ERISA, shall exceed $25,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v)the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of the Company or any Subsidiary thereunder; provided that any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 18.1(f), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 18.2.                    Acceleration. (a) If an Event of Default has occurred with respect to the Company in connection with a “default” under Section 6.01(c) or (d) of the Indenture, all of the Notes then outstanding shall automatically become immediately due and payable.

(b)                                 If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in aggregate principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all of the Notes then outstanding to be immediately due and payable.

(c)                                  If any Event of Default described in paragraph (a) of Section 18.1 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all of the Notes held by such holder or holders to be immediately due and payable.

Upon any Note’s becoming due and payable under this Section 18.2, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

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SECTION 19.                     MISCELLANEOUS.

Section 19.1.                    Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Series 2009C Note) whether so expressed or not.

Section 19.2.                    Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with Accounting Requirements. Except as otherwise specifically provided herein, (a) all computations made pursuant to this Agreement shall be made in accordance with Accounting Requirements, and (b) all financial statements shall be prepared in accordance with Accounting Requirements. For purposes of determining compliance with Article 4 of the Indenture and any other current or future financial covenant or provision contained in the Indenture, this Agreement, and any future supplemental indentures, any election by the Company to measure an item of “Debt” (as such term is defined in the Indenture) using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 19.3.                    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 19.4.                    Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 19.5.                    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 19.6.                    Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

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Section 19.7.                                         Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Series 2009C Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)                     The Company consents to process being served by or on behalf of any holder of Series 2009C Notes in any suit, action or proceeding of the nature referred to in Section 19.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 14 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)                      Nothing in this Section 19.7 shall affect the right of any holder of a Series 2009C Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Series 2009C Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)                     The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Series 2009C Notes or any other document executed in connection herewith or therewith.

* * * * *

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If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Series 2009C Note Purchase Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By	/s/ Patrick L. Bridges
	Name:	Patrick L. Bridges
	Its:	Senior Vice President and
Chief Financial Officer

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This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jeffrey S. Carefoot
	Name:	Jeffrey S. Carefoot
	Title:	Attorney In Fact

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE/ANNUITY

By:	/s/ Jeffrey S. Carefoot
	Name:	Jeffrey S. Carefoot
	Title:	Attorney In Fact

HORACE MANN LIFE- HM-LIC-AN

By:	/s/ Jeffrey S. Carefoot
	Name:	Jeffrey S. Carefoot
	Title:	Attorney In Fact

MIDLAND NATIONAL LIFE INSURANCE CO RGA ANNUITY REINSURANCE

By:	/s/ Jeffrey S. Carefoot
	Name:	Jeffrey S. Carefoot
	Title:	Attorney In Fact

HORACE MANN LIFE INSURANCE CO.- HM-LIC-LF

By:	/s/ Jeffrey S. Carefoot
	Name:	Jeffrey S. Carefoot
	Title:	Attorney In Fact

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

TEXAS LIFE INSURANCE COMPANY

By:	/s/ Jeffrey S. Carefoot
	Name:	Jeffrey S. Carefoot
	Title:	Attorney In Fact

WILTON RE - HEALTH MARKETS

By:	/s/ Jeffrey S. Carefoot
	Name:	Jeffrey S. Carefoot
	Title:	Attorney In Fact

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Grant H. Davis
Name:	Grant H. Davis
Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By	New York Life Investment Management LLC,
its Investment Manager

By:	/s/ Grant H. Davis
	Name:	Grant H. Davis
	Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)

By	New York Life Investment Management LLC,
its Investment Manager

By:	/s/ Grant H. Davis
	Name:	Grant H. Davis
	Title:	Managing Director

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By	New York Life Investment Management LLC, its Investment Manager

By:	/s/ Grant H. Davis
	Name:	Grant H. Davis
	Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By	New York Life Investment Management LLC, its Investment Manager

By:	/s/ Grant H. Davis
	Name:	Grant H. Davis
	Title:	Managing Director

NYLIFE INSURANCE COMPANY OF ARIZONA

By	New York Life Investment Management LLC,
its Investment Manager

By:	/s/ Grant H. Davis
	Name:	Grant H. Davis
	Title:	Managing Directors

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Authorized Signatory
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ Authorized Signatory
Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Authorized Signatory
Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ Authorized Signatory
Vice President

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ Gavin R. Danaher
Gavin R. Danaher
Director

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:	/s/ Gavin R. Danaher
Gavin R. Danaher
Authorized Signatory

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

AMERICAN INVESTORS LIFE INSURANCE COMPANY AVIVA LIFE AND ANNUITY COMPANY

By:	Aviva Investors North America, Inc., its authorized attorney-in-fact

	By	/s/ Steve J. Sweeney
		Name:	Steve J. Sweeney
		Title:	VP, Sr. PM-Private Placements

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By:	Hartford Investment Management Company,
Their: Agent and Attorney-in-Fact

	By	/s/ Dawn Crunden
		Name:	Dawn Crunden
		Title:	Vice President

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

MINNESOTA LIFE INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

By	/s/ Robert W. Thompson
	Name:	Robert W. Thompson
	Title:	Vice President

WORLD INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

By	/s/ Robert W. Thompson
	Name:	Robert W. Thompson
	Title:	Vice President

FORT DEARBORN LIFE INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

By	/s/ Robert W. Thompson
	Name:	Robert W. Thompson
	Title:	Vice President

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.

By:	Advantus Capital Management, Inc.

By	/s/ Robert W. Thompson
	Name:	Robert W. Thompson
	Title:	Vice President

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

TRUSTMARK INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

By	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

By	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

THE CATHOLIC AID ASSOCIATION

By:	Advantus Capital Management, Inc.

By	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

COLORADO BANKERS LIFE INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

By	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

MODERN WOODMEN OF AMERICA

By:	/s/ Nick S. Coin
	Name:	Nick S. Coin
	Title:	Treasurer & Investment Manager

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Kent R. Adams
	Name:	Kent R. Adams
	Title:	V.P. Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company, Its Agent

By	/s/ Kent R. Adams
	Name:	Kent R. Adams
	Title:	V.P. Fixed Income Securities

PIONEER MUTUAL LIFE INSURANCE COMPANY,

By:	American United Life Insurance Company, Its Agent

By	/s/ Kent R. Adams
	Name:	Kent R. Adams
	Title:	V.P. Fixed Income Securities

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

BANKERS LIFE AND CASUALTY COMPANY
CONSECO HEALTH INSURANCE COMPANY

By:	40186 Advisors, Inc., acting as Investment Advisor

By	/s/ Timothy L. Powell
	Name:	Timothy L. Powell
	Title:	Vice President

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

PROTECTIVE LIFE INSURANCE COMPANY (PLI)

By	/s/ Lance P. Black
	Name:	Lance P. Black
	Title:	Treasurer

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By	/s/ Carol Robertson, CFA
	Name:	Carol Robertson, CFA
	Title:	Senior Portfolio Manager

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

CUNA MUTUAL INSURANCE SOCIETY

By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor

	By	/s/ David C. Patch
		Name:	David C. Patch
		Title:	Director, Private Placements

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

COUNTRY LIFE INSURANCE COMPANY

By	/s/ John Jacobs
	Name:	John Jacobs
	Title:	Director — Fixed Income

COUNTRY MUTUAL INSURANCE COMPANY

By	/s/ John Jacobs
	Name:	John Jacobs
	Title:	Director — Fixed Income

COTTON STATES LIFE INSURANCE

By	/s/ John Jacobs
	Name:	John Jacobs
	Title:	Director — Fixed Income

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

PROASSURANCE CORPORATION, FOR PROASSURANCE CASUALTY COMPANY

By:	Prime Advisors, Inc., its Attorney-in-Fact

	By	/s/ Scott Sell
		Name:	Scott Sell
		Title:	Senior Research Analyst

PROASSURANCE CORPORATION, FOR PROASSURANCE INDEMNITY COMPANY, INC.

By:	Prime Advisors, Inc., its Attorney-in-Fact

	By	/s/ Scott Sell
		Name:	Scott Sell
		Title:	Senior Research Analyst

FEDERATED RURAL ELECTRIC INSURANCE EXCHANGE

By:	Prime Advisors, Inc., its Attorney-in-Fact

	By	/s/ Scott Sell
		Name:	Scott Sell
		Title:	Senior Research Analyst

This Series 2009C Note Purchase Agreement is hereby accepted and agreed to as of the date thereof.

NATIONAL GUARDIAN LIFE INSURANCE COMPANY

By	/s/ R.A. Mucci
	Name:	R.A. Mucci
	Title:	Senior Vice President & Treasurer

SETTLERS LIFE INSURANCE COMPANY

By	/s/ R.A. Mucci
	Name:	R.A. Mucci
	Title:	Vice President & Treasurer

PURCHASER SCHEDULE

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

SERIES 2009C NOTES

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE COMPANY/ANNUITY	$19,000,000
c/o Guggenheim Partners Asset Management, Inc.
Attn: Gabriel Kochmer
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

The Bank of New York

ABA #021000018

Midland Nat’1 Life Ins/Annuity

Custody Account Number: 0000246670

Notices

All hard copy notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 46-0164570

SCHEDULE A

(to Series 2009C Note Purchase Agreement)

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

NORTH AMERICA COMPANY FOR LIFE AND HEALTH	$15,000,000
INSURANCE/ANNUITY
c/o Guggenheim Partners Asset Management, Inc.
c/o NACOLAH Annuity
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

The Bank of New York

ABA #021000018

NACOLAH Annuity

Custody Account Number: 0000269997

Notices

All hard copy notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 36-2428931

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

HORACE MANN LIFE- HM-LIC-AN	$6,000,000
c/o Guggenheim Partners Asset Management, Inc.
c/o Horace Mann Life
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

State Street Bank & Trust Co.

ABA #011000028

DDA # 33449083

Fund # E865

Fund Name: Horace Mann Life

Notices

All hard copy notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 37-0726637

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE CO RGA ANNUITY	$5,000,000
REINSURANCE
c/o Guggenheim Partners Asset Management, Inc.
Attn: Gabriel Kochmer
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

The Bank of New York

ABA #021000018

Midland Nat’l Life Ins Co RGA Annuity Reinsurance

Custody Account Number: 0000249915

Notices

All hard copy notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 46-0164570

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

HORACE MANN LIFE INSURANCE CO.- HM-LIC-LF	$2,000,000
c/o Guggenheim Partners Asset Management, Inc.
c/o Horace Mann Life Insurance Co.
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

State Street Bank & Trust Co.

ABA #011000028

DDA # 33449109

Fund # E862

Fund Name: Horace Mann Life Insurance Co.

Notices

All hard copy notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 37-0726637

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

TEXAS LIFE INSURANCE COMPANY	$2,000,000
c/o Guggenheim Partners Asset Management, Inc.
Attn: Gabriel Kochmer
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

The Bank of New York

ABA #021000018

Credit A/C# GLA111565

A/C Name: Institutional Custody Insurance Division

FFC: Custody# 313020

Custody Name: Texas Life Insurance Co.

Ref: Tri-State Generation and Transmission Association, Inc.

Notices

All hard copy notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 74-0940890

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

WILTON RE - HEALTH MARKETS	$1,000,000
c/o Guggenheim Partners Asset Management, Inc.
Attn: Gabriel Kochmer
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

The Bank of New York

ABA #021000018

Credit A/C# GLA111565

A/C Name: Institutional Custody Insurance Division

FFC: Custody# 390006

Custody Name: Wilton Re - Health Markets

Ref: Tri-State Generation and Transmission Association, Inc.

Notices

All hard copy notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 94-1516991

	PRINCIPAL AMOUNT OF	PRINCIPAL AMOUNT
NAME OF AND ADDRESS	TRANCHE 1 NOTES	OF TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED	TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION	$23,500,000	$8,000,000
c/o New York Life Investment
Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA #021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account No. 323-8-47382

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management, Securities Operation, 2nd Floor

Fax Number: (212) 447-4132

with a copy sent electronically to: FIIGLibrary@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-3044743

	PRINCIPAL AMOUNT OF	PRINCIPAL AMOUNT
NAME OF AND ADDRESS	TRANCHE 1 NOTES	OF TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED	TO BE PURCHASED

NEW YORK LIFE INSURANCE COMPANY	$12,500,000	$4,000,000
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010
Attention: Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA #021-000-021

Credit: New York Life Insurance Company

General Account No. 008-9-00687

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management, Securities Operations, 2nd Floor

Fax Number: (212) 447-4132

with a copy sent electronically to: FIIGLibrary@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5582869

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION	$500,000
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investors Group, Private Finance, 2nd Floor
Fax Number: (212) 447-4122

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA #021-000-021

Credit: NYLIAC SEPARATE BOLI 3 BROAD FIXED

General Account No. 323-8-39002

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds,

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management, Securities Operation, 2nd Floor

Fax Number: (212) 447-4132

with a copy sent electronically to: FIIGLibrary@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Name in which Notes are to be issued: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3)

Taxpayer I.D. Number: 13-3044743

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION	$500,000
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investors Group, Private Finance, 2nd Floor
Fax Number: (212) 447-4122

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JP Morgan Chase Bank

New York, New York

ABA #021-000-021

Credit: NYLIAC SEPARATE BOLI 3-2

General Account No. 323-9-56793

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds,

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management, Securities Operation, 2nd Floor

Fax Number: (212) 447-4132

with a copy sent electronically to: FIIGLibrary@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Name in which Notes are to be issued: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)

Taxpayer I.D. Number: 13-3044743

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION	$500,000
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investors Group, Private Finance, 2nd Floor
Fax Number: (212) 447-4122

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA #021-000-021

Credit: NYLIAC SEPARATE BOLI 30C

General Account No. 304-6-23970

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds,

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management, Securities Operation, 2nd Floor

Fax Number: (212) 447-4132

with a copy sent electronically to: FIIGLibrary@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Name in which Notes are to be issued: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)

Taxpayer I.D. Number: 13-3044743

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

NYLIFE INSURANCE COMPANY OF ARIZONA	$500,000
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investors Group, Private Finance, 2nd Floor
Fax Number: (212) 447-4122

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA #021-000-021

Credit: NYLIFE Insurance Company of Arizona

General Account No. 323847633

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed:

NYLife Insurance Company of Arizona

c/o New York Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management, Securities Operation, 2nd Floor

Fax Number: (212) 447-4132

with a copy sent electronically to: FIIGLibrary@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 52-1530175

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

PRUCO LIFE INSURANCE COMPANY	$18,475,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Attention: Managing Director

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, New York

ABA No.: 021-000-021

Account No.: P86192 (please do not include spaces)

Account Name: Pruco Life Private Placement

Each such wire transfer shall set forth the name of the Company, a reference to “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, Security No. INV11127, PPN 89566E A*9” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Pruco Life Insurance Company

c/o The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-1944557

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	$1,795,000
c/o Prudential Capital Group	$1,340,000
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Attention: Managing Director

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, New York

ABA No.: 021-000-021

Account Name: PRIAC - SA - Health Care Service Corp - Privates

Account No.: P86341 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $1,795,000)

Account Name: PRIAC - SA- Fuji Stable Value Fund -Privates

Account No.: P86355 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $1,340,000)

Each such wire transfer shall set forth the name of the Company, a reference to “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, Security No. INV11127, PPN 89566E A*9” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Investment Management, Inc.

Private Placement Trade Management

PRIAC Administration

Gateway Center Four, 7th Floor

100 Mulberry Street

Newark, NJ 07102

Telephone: (973) 802-8107, Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1050034

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

ZURICH AMERICAN INSURANCE COMPANY	$3,390,000
c/o Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Attention: Managing Director

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Hare & Co.

c/o The Bank of New York

ABA No.: 021-000-018

BNF: IOC566

Attn: William Cashman

Ref: ZAIC Private Placements #399141

Each such wire transfer shall set forth the name of the Company, a reference to “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Zurich North America

Attn: Treasury T1-19

1400 American Lane

Schaumburg, IL 60196-1056

Contact: Mary Fran Callahan, Vice President-Treasurer

Telephone: (847) 605-6447

Facsimile: (847) 605-7895

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 13-6062916

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY	$10,000,000
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Attention: Managing Director

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, New York

ABA No.: 021-000-021

Account No.: P86321 (please do not include spaces)

Account Name: PARCC PLAZ Trust 2-Privates

Each such wire transfer shall set forth the name of the Company, a reference to “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, Security No. INV11127, PPN 89566E A@7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Prudential Arizona Reinsurance Captive

c/o The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 33-1095301

	PRINCIPAL AMOUNT OF	PRINCIPAL AMOUNT
NAME OF AND ADDRESS	TRANCHE 1 NOTES	OF TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED	TO BE PURCHASED

JOHN HANCOCK LIFE INSURANCE COMPANY	$10,500,000	$7,500,000
197 Clarendon Street	$7,500,000
Boston, Massachusetts 02116

Payments

All to be made by bank wire transfer of immediately available funds to:

Bank Name:	Bank of New York Mellon
Intermediary Bank:	Federal Reserve Bank of Boston
ABA Number:	011001234
Account Name:	F008 US PP Collector
DDA Number:	048771
Account Number:	JPPF1001002
On Order of:	Tristate Generation and Transmission

Notices

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:

John Hancock Financial Services	and	John Hancock Financial Services
200 Berkley Street		197 Clarendon Street
Boston, MA 02116		Boston, MA 02116
Attention: Investment Accounting, B-3		Attention: Investment Administration, C-2
Fax Number: (617) 572-0628		Fax Number: (617) 572-5495

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA 02116

Attention: Bond and Corporate Finance, C-2

Fax Number: (617) 572-5068

All other notices shall be sent to:

John Hancock Financial Services	and	John Hancock Financial Services
197 Clarendon Street		197 Clarendon Street
Boston, MA 02116		Boston, MA 02116
Attention: Investment Law, C-3		Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-9269		Fax Number: 617-572-5068

Name in which Notes are to be issued: John Hancock Life Insurance Company

Taxpayer I.D. Number: 04-1414660

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY	$2,000,000
197 Clarendon Street
Boston, Massachusetts 02116

Payments

All to be made by bank wire transfer of immediately available funds to:

Bank Name:	Bank of New York Mellon
Intermediary Bank:	Federal Reserve Bank of Boston
ABA Number:	011001234
Account Name:	F008 US PP Collector
DDA Number:	048771
Account Number:	JPPF1001002
On Order of:	Tristate Generation and Transmission

Notices

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:

John Hancock Financial Services	and	John Hancock Financial Services
200 Berkley Street		197 Clarendon Street
Boston, MA 02116		Boston, MA 02116
Attention: Investment Accounting, B-3		Attention: Investment Administration, C-2
Fax Number: (617) 572-0628		Fax Number: (617) 572-5495

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA 02116

Attention: Bond and Corporate Finance, C-2

Fax Number: (617) 572-5068

All other notices shall be sent to:

John Hancock Financial Services	and	John Hancock Financial Services
197 Clarendon Street		197 Clarendon Street
Boston, MA 02116		Boston, MA 02116
Attention: Investment Law, C-3		Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-9269		Fax Number: 617-572-5068

Name in which Notes are to be issued: John Hancock Variable Life Insurance Company

Taxpayer I.D. Number: 04-2664016

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

JOHN HANCOCK LIFE INSURANCE COMPANY	$500,000
(Separate Account 1Z)
197 Clarendon Street
Boston, Massachusetts 02116

Payments

All to be made by bank wire transfer of immediately available funds to:

Bank Name:	State Street Bank & Trust Company
ABA Number:	011000028
Beneficiary Account:	00335943
Beneficiary Name:	JHL SA 1Z - Private Placement Fund, Fund I4BI
On Order of:	Tristate Generation and Transmission

Notices

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:

State Street Bank & Trust Company	and	John Hancock Financial Services
200 Clarendon St., Mail Code CPH0452		197 Clarendon Street
Boston, MA 02116		Boston, MA 02116
Attention: JHML Group		Attention: Investment Administration, C-2
Fax Number: (617) 351-4210		Fax Number: (617) 572-5495

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA 02116

Attention: Bond and Corporate Finance, C-2

Fax Number: (617) 572-5068

All other notices shall be sent to:

John Hancock Financial Services	and	John Hancock Financial Services
197 Clarendon Street		197 Clarendon Street
Boston, MA 02116		Boston, MA 02116
Attention: Investment Law, C-3		Attention: Bond and Corporate Finance, C-2
Fax Number: (617) 572-9269		Fax Number: 617-572-5068

Name in which Notes are to be issued: John Hancock Life Insurance Company

Taxpayer I.D. Number: 04-1414660

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

AMERICAN INVESTORS LIFE INSURANCE COMPANY	$15,000,000
c/o Aviva Investors North America, Inc.
Attention: Private Placements
699 Walnut Street, Suite 1800
Des Moines, Iowa 50309
Facsimile: (515) 283-3439
Preferred Remittance: privateplacements@avivausa.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA# 021000018

Credit A/C # GLA111566

A/C Name: Institutional Custody Insurance Division

Custody Account Name: American Investors Life Insurance Company

Custody Account Number: 010048

Reference:        Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9, and application (as among principal, Make-Whole Amount and interest) of the payment being made.

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:

American Investors Life Insurance Company

c/o Aviva Investors North America, Inc.

ATTN: Cash Management

699 Walnut Street, Suite 1700

Des Moines, Iowa 50309

Preferred Remittance: cash@avivainvestors.com

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for HARE & CO.: 13-6062916

Taxpayer I.D. Number for American Investors Life Insurance Company: 48-0696320

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

AVIVA LIFE AND ANNUITY COMPANY	$7,000,000
c/o Aviva Investors North America, Inc.
Attention: Private Placements
699 Walnut Street, Suite 1800
Des Moines, Iowa 50309
Facsimile: (515) 283-3439
Preferred Remittance: privateplacements@avivausa.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA# 021000018

Credit A/C # GLA111566

A/C Name: Institutional Custody Insurance Division

Custody Account Name: ALA Custody

Custody Account Number: 010040

Reference:        Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9, and application (as among principal, Make-Whole Amount and interest) of the payment being made.

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:

Aviva Life and Annuity Company

c/o Aviva Investors North America, Inc.

ATTN: Cash Management

699 Walnut Street, Suite 1700

Des Moines, Iowa 50309

Preferred Remittance: cash@avivainvestors.com

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for HARE & CO.: 13-6062916

Taxpayer I.D. Number for Aviva Life and Annuity Company: 42-0175020

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY	$5,000,000
c/o Hartford Investment Management Company	$5,000,000
c/o Investment Department - Private Placements	$2,000,000
Email Address:
james.f.jackson@himco.com and
PrivatePlacements.Himco@Himco.com
Regular Mailing Address:
P. O. Box 1744
Hartford, Connecticut 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Telefacsimile: (860) 297-8884

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York, New York 10004

ABA No.: 021000021

Chase NYC/Cust

A/C #900-9-000200 for F/C/T G10976-HLJ

Attn: Bond Interest/Principal — Tri-State Generation and Transmission Association, Inc.,

6.00% due April 8, 2019, PPN 89566E A*9, Prin $                 Int $                  with sufficient information to identify the source and application of such funds.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such wire transfer to be addressed to:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, Connecticut 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860) 297-8875/8876

Physical Delivery

JPMorgan Chase

4 New York Plaza

New York, New York 10004

Attn: John Bouquet, Phy/Rec - 11th Floor

Phone: (212) 623-2840

Custody Account Number: G10976-HLJ (must appear on outside of envelope)

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-1052598

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

HARTFORD LIFE INSURANCE COMPANY	$5,000,000
c/o Hartford Investment Management Company
c/o Investment Department - Private Placements
Email Address:
james.f.jackson@himco.com and
PrivatePlacements.Himco@Himco.com
Regular Mailing Address:
P. O. Box 1744
Hartford, Connecticut 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Telefacsimile: (860) 297-8884

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York, New York 10004

ABA No.: 021000021

Chase NYC/Cust

A/C #900-9-000200 for F/C/T G06610-LFA

Attn: Bond Interest/Principal — Tri-State Generation and Transmission Association, Inc.,

6.00% due April 8, 2019, PPN 89566E A*9, Prin $              Int $               with sufficient information to identify the source and application of such funds.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such wire transfer to be addressed to:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, Connecticut 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860) 297-8875/8876

Physical Delivery

JPMorgan Chase

4 New York Plaza

New York, New York 10004

Attn: John Bouquet, Phy/Rec - 11th Floor

Phone: (212) 623-2840

Custody Account Number: G06610-LFA (must appear on outside of envelope)

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0974148

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

HARTFORD LIFE INSURANCE COMPANY	$5,000,000
c/o Hartford Investment Management Company
c/o Investment Department - Private Placements
Email Address:
james.f.jackson@himco.com and
PrivatePlacements.Himco@Himco.com
Regular Mailing Address:
P. O. Box 1744
Hartford, Connecticut 06144-1744
Overnight Mailing Address:
55 Farmington Avenue
Hartford, Connecticut 06105
Telefacsimile: (860) 297-8884

Payments

All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York, New York 10004

ABA No.: 021000021

Chase NYC/Cust

A/C #900-9-000200 for F/C/T G06607-LGA

Attn: Bond Interest/Principal — Tri-State Generation and Transmission Association, Inc.,

6.00% due April 8, 2019, PPN 89566E A*9, Prin $               Int $                 with sufficient information to identify the source and application of such funds.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such wire transfer to be addressed to:

Hartford Investment Management Company

c/o Portfolio Support

Regular Mailing Address:

P.O. Box 1744

Hartford, Connecticut 06144-1744

Overnight Mailing Address:

55 Farmington Avenue

Hartford, Connecticut 06105

Telefacsimile: (860) 297-8875/8876

Physical Delivery

JPMorgan Chase

4 New York Plaza

New York, New York 10004

Attn: John Bouquet, Phy/Rec - 11th Floor

Phone: (212) 623-2840

Custody Account Number: G06607-LGA (must appear on outside of envelope)

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0974148

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

MINNESOTA LIFE INSURANCE COMPANY	$6,500,000
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Advantus Capital Management, Inc.
Facsimile: (651) 223-5029

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Mellon Bank, Pittsburgh, PA

ABA#: 011001234

DDA#: 048771

Account Name: Minnesota Life Insurance Company

Account #: ADFF0106002

Cost Code: 1167

Reference: Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9, principal, premium or interest

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 41-0417830

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

WORLD INSURANCE COMPANY	$1,750,000
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Wells Fargo Bank, N.A.

ABA #121000248

BNFA=0000840245 (include all 10 digits)

BNF=Trust Wire Clearing

FFC Attn: Income Collections, a/c #12667400

For further credit to:                                   World Insurance Co.

Account Number: 12667400

Reference: Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9, principal, premium or interest

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Wells Fargo Bank N.A. as custodian for World Insurance Company

Taxpayer I.D. Number: 47-0339860

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

FORT DEARBORN LIFE INSURANCE COMPANY	$1,750,000
(Separate-MVA Account)
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019”) to:

JP Morgan Chase

ABA#: 021000021

A/C #9009002859

A/C Name: Bond Interest Wire

Reference: PPN 89566E A*9

Account Number - #P65920

Account Name - Fort Dearborn Life Insurance - MVA

Nominee - Cudd & Co

Principal and interest -

Rate - 6.00%

Maturity - April 8, 2019

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Cudd & Co

Taxpayer I.D. Number: 36-2598882

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.	$1,300,000
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019”) to:

The Bank of New York

ABA #021 000 018

BNY: IOC 566

Attn: P&I Department

F/B/O Blue Cross Blue Shield Florida

PPN 89566E A*9

Also, please reference sufficient information to identify the source and application of such funds.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 59-2015694

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

TRUSTMARK INSURANCE COMPANY	$900,000
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019”) to:

The Northern Chgo/Trust

ABA #071-000-152

For credit to: Account Number 5186041000

For further credit to:       Trustmark Insurance Company

Account #26-11938

Attn: Income Collections

*Depending on the type of payment, the wire should state: Interest/Dividends/Principal and Interest Breakdown, PPN 89566E A*9, Security Description, Rate, Due Date.

For CMO’s — Class Issue and Fee

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: ELL & Co.

Taxpayer I.D. Number: 36-0792925

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

FORT DEARBORN LIFE INSURANCE COMPANY	$900,000
(Equity Index Account -FIA)
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019”) to:

JP Morgan Chase

ABA#: 021000021

A/C #9009002859

A/C Name: Bond Interest Wire

Reference:   PPN 89566E A*9

Account Number - #P65920

Account Name - Fort Dearborn Life Insurance - FIA

Nominee - Cudd & Co

Principal and interest -

Rate - 6.00%

Maturity - April 8, 2019

Also, please reference sufficient information to identify the source and application of such funds.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Cudd & Co

Taxpayer I.D. Number: 36-2598882

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE	$900,000
COMPANY
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019”) to:

Bk of NYC

ABA#: 021000018

GLA 111-565

Trust #: 271883

A/C Name: Industrial-Alliance Pacific Life Insurance

Reference: Tri-State Generation and Transmission Association, Inc., 6.00%, April 8,

2019, PPN 89566E A*9, P&I Breakdown

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 98-0018913

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

THE CATHOLIC AID ASSOCIATION	$500,000
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019”) to:

Wells Fargo Bank, N.A.

ABA #121000248

BNFA=0000840245 (include all 10 digits)

Beneficiary Acct Name: Trust Wire Clearing

Wells Fargo Acct Name: The Catholic Aid Association

Wells Fargo Acct #15313201

Contact Name: Duane Johnson (612) 667-0749

Also, please reference sufficient information to identify the source and application of such funds.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Wells Fargo Bank N.A. FBO The Catholic

Aid Association

Taxpayer I.D. Number: 41-0182070

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

COLORADO BANKERS LIFE INSURANCE COMPANY	$500,000
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019”) to:

JP Morgan Chase
ABA#: 021000021
A/C #9009002859
A/C Name:	Bond Interest Wire
Reference:	PPN 89566E A*9
Account Number - #2600392300
Account Name - Colorado Bankers Life Insurance Co.
Nominee - Cudd & Co
Principal and interest -
Rate - 6.00%
Maturity - April 8, 2019

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Cudd & Co F/A/O Colorado Bankers Life

Insurance Company

Taxpayer I.D. Number: 84-0674027

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

MODERN WOODMEN OF AMERICA	$15,000,000
1701 First Avenue
Rock Island, Illinois 61201
Attention: Investment Department
investments@modern-woodmen.org
Fax: (309) 793-5574

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, principal, premium or interest”) to:

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

ABA #071-000-152

Account Name: Modern Woodmen of America

Account Number 84352

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Modern Woodmen of America

1701 First Avenue

Rock Island, Illinois 61201

Attention: Investment Accounting Department

Fax: (309) 793-5688

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-1493430

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

AMERICAN UNITED LIFE INSURANCE COMPANY	$7,500,000
One American Square
P.O. Box 368
Indianapolis, Indiana 46206-0368
Attention: Michael Bullock, Securities Department
Overnight Mailing Address:
One American Square
Indianapolis, Indiana 46282

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9”) to:

Bank of New York

ABA #021000018

CREDIT A/C # GLA111566

A/C Name: American United Life Insurance Co.

Account #: 186683

P&I Breakdown: (Insert)

Reference: PPN 89566E A*9, (Insert credit name)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 35-0145825

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

THE STATE LIFE INSURANCE COMPANY	$4,000,000
c/o American United Life Insurance Company
One American Square
P.O. Box 368
Indianapolis, Indiana 46206-0368
Attention: Michael Bullock, Securities Department
Overnight Mailing Address:
One American Square
Indianapolis, Indiana 46282

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9”) to:

Bank of New York

ABA #021000018

CREDIT A/C # GLA111566

A/C Name: The State Life Insurance Co.

Account #: 343761

P&I Breakdown: (Insert)

Reference: PPN 89566E A*9, (Insert credit name)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 35-0684263

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

PIONEER MUTUAL LIFE INSURANCE COMPANY	$500,000
c/o American United Life Insurance Company
One American Square
P.O. Box 368
Indianapolis, Indiana 46206-0368
Attention: Michael Bullock, Securities Department
Overnight Mailing Address:
One American Square
Indianapolis, Indiana 46282

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9”) to:

Bank of New York

ABA #021000018

CREDIT A/C # GLA111566

A/C Name: Pioneer Mutual Life Insurance Co.

Account #: 186709

P&I Breakdown: (Insert)

Reference: PPN 89566E A*9, (Insert credit name)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 45-0220640

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

BANKERS LIFE AND CASUALTY COMPANY	$8,000,000
c/o 40|86 Advisors
535 N. College Drive
Carmel, Indiana 46032
Attention: John Nasser
Telephone: (317) 817-6069
Facsimile: (317) 817-2589

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

The Bank of New York

ABA# 021000018

BNF: IOC566

Attn: P&I Department (Prisima Teylan)

Reference: Bankers Life and Casualty Co., A/C# 0000014814, PPN 89566E A@7

Notices

All notices and communications, including notices with respect to payment and written confirmation of each such payment to:

John K. Nasser, FLMI

Manager, Investment Operations

40|86 Advisors, Inc.

535 N. College Drive

Carmel, Indiana 46032

Telephone: (317) 817-6069

Facsimile: (317) 817-2589

Tim Powell

Director of Private Placements

40|86 Advisors, Inc.

535 N. College Drive

Carmel, Indiana 46032

Telephone: (317) 817-3633

Facsimile: (317) 817-5039

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number of Bankers Life and Casualty Company: 36-0770740

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

CONSECO HEALTH INSURANCE COMPANY	$2,000,000
c/o 40|86 Advisors
535 N. College Drive
Carmel, Indiana 46032
Attention: John Nasser
Telephone: (317) 817-6069
Facsimile: (317) 817-2589

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

The Bank of New York

ABA# 021000018

BNF: IOC566

Attn: P&I Department (Prisima Teylan)

Reference: Conseco Health Insurance Co., Acct# 0000005070, PPN 89566E A@7

Notices

All notices and communications, including notices with respect to payment and written confirmation of each such payment to:

John K. Nasser, FLMI

Manager, Investment Operations

40|86 Advisors, Inc.

535 N. College Drive

Carmel, Indiana 46032

Telephone: (317) 817-6069

Facsimile: (317) 817-2589

Tim Powell

Director of Private Placements

40|86 Advisors, Inc.

535 N. College Drive

Carmel, Indiana 46032

Telephone: (317) 817-3633

Facsimile: (317) 817-5039

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number of Conseco Health Insurance Company: 34-1083130

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

PROTECTIVE LIFE INSURANCE COMPANY (PLI)	$10,000,000
Attn: Investment Department - Kim Wilkerson
2801 Hwy. 280 South
Birmingham, AL 35223
Back.office@protective.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

THE BANK OF NEW YORK

ABA #: 021 000 018

BNF: IOC566

ATTN: PP P & I Department

FFC CUSTODY #: 0000294412

CUST. NAME: Protective Life Ins., Co.

REF: Protective Life Ins., Co. / PPN 89566E A@7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 63-0169720

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY	$9,000,000
1401 Livingston Lane
Jackson, MS 39213
Attn: Investment Department

Payments

All payments of federal wire transfer of immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9”). (If the wire is not a principal and/or interest payment, indicate the type of payment.) The wire should be sent in the format as follows:

State Street Bank and Trust Company
Boston, MA 02101
ABA #011000028
For further credit to:	Southern Farm Bureau Life Insurance Company,
DDA #59848127
Account #EQ83

Notices

All communications, including Waivers, Amendments, Consents and financial information should be sent to:

Investment Department

Southern Farm Bureau Life Insurance Company

P. O. Box 78

Jackson, MS 39205

Attn: Investment Department

or by overnight delivery to:

1401 Livingston Lane

Jackson, MS 39213

Contact Person:

David Divine

Telephone (601) 981-5332 extension 1010

Facsimile (601)-981-3605

ddivine@sfbli.com

All other notices of scheduled payments and written confirmations of such wire transfers should be sent to the address first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 64-0283583

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

CUNA MUTUAL INSURANCE SOCIETY	$7,000,000
Attn: Managing Director - Investments
5910 Mineral Point Road
Madison, Wisconsin 53705-4456
Telephone: (608) 232-6089
Facsimile: (608) 236-6703
E-mail: david.patch@cunamutual.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

State Street Bank

Boston, Massachusetts

ABA: 011000028

Account Name: Cuna Mutual Insurance Society

DDA# 1044-851-2

Reference Fund: ZT1E (Must be 4 digits of reference section/Can include Nominee name here)

Notices

All notices of payments and written confirmations of such wire transfers:

State Street Bank

Attention: Brian Kershner

801 Pennsylvania

Kansas City, Missouri 64105

Phone: (816) 871-1621

Fax: (816) 691-5545

E-mail: bdkersh@statestreetkc.com

With copies to:

CUNA Mutual Insurance Society	and	CUNA Mutual Insurance Society
Attention: Rosie Pope		Attention: Carrie Ritchie
5910 Mineral Point Road		5910 Mineral Point Road
Madison, Wisconsin 53705-4456		Madison, Wisconsin 53705-4456
Fax: (608) 231-8591		Fax: (608) 236-6859
E-mail: rosie.pope@cunamutual.com		E-mail: carrie.ritchie@cunamutual.com

All other communications to be addressed as first provided above with a copy to:

CUNA Mutual Insurance Society

Attention: Carrie Ritchie

5910 Mineral Point Road

Madison, Wisconsin 53705-4456

Fax: (608) 236-6859

E-mail: carrie.ritchie@cunamutual.com

Name of Nominee in which Notes are to be issued: TURNKEYS & CO

Taxpayer I.D. Number: 39-0230590

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

COUNTRY LIFE INSURANCE COMPANY	$4,000,000
1705 N Towanda Avenue
Bloomington, Illinois 61702
Attention: Investments
Telephone: (309) 821-6260
Fax: (309) 821-6301

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Northern Trust Chgo/Trust

ABA #071000152

Wire Account Number: 5186041000

For Further Credit to: 26-02712

Account Name: Country Life Insurance Company

Representing P & I on (list security) [BANK]

Accompanying Information: Tri-State Generation and Transmission Association, Inc.,

6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019,

PPN 89566E A*9, and application (as among principal, premium and interest) of the payment being made.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Country Life Insurance Company

Attention: Investment Accounting

1705 N Towanda Avenue

Bloomington, Illinois 61702

Telephone: (309) 821-6348

Fax: (309) 821-2800

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 37-0808781

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

COUNTRY MUTUAL INSURANCE COMPANY	$1,000,000
1705 N Towanda Avenue
Bloomington, Illinois 61702
Attention: Investments
Telephone: (309) 821-6260
Fax: (309) 821-6301

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Northern Trust Chgo/Trust

ABA #071000152

Wire Account Number 5186041000

For Further Credit to: 26-02698

Account Name: Country Mutual Insurance Company

Representing P & I on (list security) [BANK]

Accompanying Information: Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9, and application (as among principal, premium and interest) of the payment being made.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Country Mutual Insurance Company

Attention: Investment Accounting

1705 N Towanda Avenue

Bloomington, Illinois 61702

Telephone: (309) 821-6348

Fax: (309) 821-2800

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 37-0807507

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

COTTON STATES LIFE INSURANCE	$1,000,000
1705 N Towanda Avenue
Bloomington, Illinois 61702
Attention: Investments
Telephone: (309) 821-6260
Fax: (309) 821-6301

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

SUNTRUST BANKS

ABA Number 061000104 Sun Trust Bank

Credit Account: 9088003142

Account Name: Income Collection

For Further Credit to: Cotton States 1129997

Representing P & I on (list security) [BANK]

Accompanying Information: Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9, and application (as among principal, premium and interest) of the payment being made.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Cotton States Life Insurance Company

Attention: Investment Accounting

1705 N Towanda Avenue

Bloomington, Illinois 61702

Telephone: (309) 821-6348

Fax: (309) 821-2800

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 58-6078728

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

PROASSURANCE CASUALTY COMPANY	$2,000,000
100 Brookwood Place, Suite 500
Birmingham, Alabama 35209
Attention: Larry Cochran

Payments

All payments of federal wire transfer of immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9”). (If the wire is not a principal and/or interest payment, indicate the type of payment.) The wire should be sent in the format as follows:

US Bank, N.A.

ABA #091000022

Acct# 173103781832

ITC South & East Depository Account

60 Livingston Ave.

St. Paul, MN 55107-2292

ffc(obi): 1192102911/PRA Casualty

any additional pertinent information (cusip #, note name, P&I amts, etc.)

Attn: Ann Smith, ann.smith2@usbank.com

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

US Bank Institutional Trust and Custody

EX-AL-WWPH

2204 Lakeshore Drive, Suite 302

Birmingham, AL 35209

Attention: Ann D. Smith

Email: ann.smith2@usbank.com

AVP/Account Manager

ProAssurance Corporation	and	Prime Advisors, Inc.
100 Brookwood Place, Suite 500		100 Northfield Drive, 4th Floor
Birmingham, Alabama 35209		Windsor, CT 06095
Attention: Larry Cochran		Attention: Lewis Leon
Director of Corporate Investments		SVP/Investment Accounting

All notices and communications other than those in respect to payments to be addressed to:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Senior Research Analyst

Name of Nominee in which Notes are to be issued: ProAssurance Casualty Company

Taxpayer I.D. Number: 38-2317569

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

PROASSURANCE INDEMNITY COMPANY, INC.	$2,000,000
100 Brookwood Place, Suite 500
Birmingham, Alabama 35209
Attention: Larry Cochran

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9, principal, premium or interest”) to:

US Bank, N.A.

ABA #091000022

Acct# 173103781832

ITC South & East Depository Account

60 Livingston Ave.

St. Paul, MN 55107-2292

ffc(obi): 1192102653/PRA Indemnity

any additional pertinent information (cusip #, note name, P&I amts, etc.)

Attn: Ann Smith, ann.smith2@usbank.com

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

US Bank Institutional Trust and Custody

EX-AL-WWPH

2204 Lakeshore Drive, Suite 302

Birmingham, AL 35209

Attention: Ann D. Smith

Email: ann.smith2@usbank.com

AVP/Account Manager

ProAssurance Corporation	and	Prime Advisors, Inc.
100 Brookwood Place, Suite 500		100 Northfield Drive, 4th Floor
Birmingham, Alabama 35209		Windsor, CT 06095
Attention: Larry Cochran		Attention: Lewis Leon
Director of Corporate Investments		SVP/Investment Accounting

All notices and communications other than those in respect to payments to be addressed to:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Senior Research Analyst

Name of Nominee in which Notes are to be issued: ProAssurance Indemnity Company, Inc.

Taxpayer I.D. Number: 63-0720042

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 1 NOTES
OF PURCHASER	TO BE PURCHASED

FEDERATED RURAL ELECTRIC INSURANCE EXCHANGE	$2,000,000
11875 West 85th Street
Lenexa, Kansas 66214
Attention: Kelly Klug

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying such payment as “Tri-State Generation and Transmission Association, Inc., 6.00%, First Mortgage Obligations, Series 2009C Notes, Tranche 1 due April 8, 2019, PPN 89566E A*9, principal, premium or interest”) to:

US Bank Minnesota

ABA #091000022

Acct# 180121197263

BNF: Institutional Trust — St. Louis

OBI: 060009771802

any additional pertinent information (cusip #, note name, P&I amts, etc.)

Attn: Cheryl Peugh

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

US Bank Institutional Trust and Custody

8600 Shawnee Mission Pkwy, Ste. 105

Merriam, KS 66202

Attention: Cheryl Peugh, AVP

Federated Rural Electric Insurance Exchange

11875 West 85th Street

Lenexa, Kansas 66214

Attention: Kelly Klug

VP Finance / CFO

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon

SVP/Investment Accounting

All notices and communications other than those in respect to payments to be addressed to:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Senior Research Analyst

Name of Nominee in which Notes are to be issued: Federated Rural Electric Insurance Exchange

Taxpayer I.D. Number: 39-6058596

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

NATIONAL GUARDIAN LIFE INSURANCE COMPANY	$2,000,000
Attn: Investment Department
Two E. Gilman Street
Madison, WI 53703
Attn: Robert A. Mucci, Senior Vice President & Treasurer
Phone: (608) 443-5258
E-Fax: (608) 443-5158
Email: ramucci@nglic.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

US Bank Madison

P.O. Box 7900

Madison, WI 53707

ABA No. 075000022

For credit to: National Guardian Life Insurance Company

Account No. 312 335 010

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-0493780

PRINCIPAL AMOUNT OF
NAME OF AND ADDRESS	TRANCHE 2 NOTES
OF PURCHASER	TO BE PURCHASED

SETTLERS LIFE INSURANCE COMPANY	$1,000,000
Attn: Investment Department
Two E. Gilman Street
Madison, WI 53703
Attn: Robert A. Mucci, Senior Vice President & Treasurer
Phone: (608) 443-5258
E-Fax: (608) 443-5158
Email: ramucci@nglic.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tri-State Generation and Transmission Association, Inc., 6.31%, First Mortgage Obligations, Series 2009C Notes, Tranche 2 due April 8, 2021, PPN 89566E A@7, principal, premium or interest”) to:

US Bank Madison

P.O. Box 7900

Madison, WI 53707

ABA No. 075000022

For credit to: Settlers Life Insurance Company

Account No. 182 380 404 778

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0648948

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Accounting Requirements” is defined in the Indenture.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Anti-Terrorism Order” means Executive Order No. 13224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

“Business Day” means for the purposes of any provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Denver, Colorado are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with Accounting Requirements.

“Change in Control” is defined in Section 8.7(i).

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral Filings” is defined in Section 8.14.

“Company” means Tri-State Generation and Transmission Association, Inc., a cooperative corporation existing under the laws of the State of Colorado.

“Control Event” is defined in Section 8.7(j).

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

SCHEDULE B

(to Series 2009C Note Purchase Agreement)

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in the Indenture.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Execution Date” is defined in Section 3.

“Financing Agreements” means this Agreement, the Indenture (including without limitation the Supplement) and the Series 2009C Notes.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means:

(a)                                 the government of

(i)                                  the United States of America or any State or other political subdivision thereof, or

(ii)                                  any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)                                 any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum,

2

petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Series 2009C Note, the Person in whose name such Series 2009C Note is registered in the register maintained by the Company.

“Indebtedness” shall have the meaning given to the term “Debt” in the Indenture.

“Indenture” is defined in Section 1.

“Institutional Investor” means (a) any Purchaser of a Series 2009C Note, (b) any holder of a Series 2009C Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Series 2009C Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Series 2009C Note.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.13.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement, the Series 2009C Notes or the Indenture or (c) the validity or enforceability of this Agreement, the Series 2009C Notes or the Indenture.

“Member” means each holder of a voting membership interest in the Company.

“Member Termination Event” means the occurrence from time to time of any of the following events involving any member of the Company whose percentage share of the total member revenues of the Company, together with aggregate percentage share of the total member revenues of the Company for any other members involved in any of such events since the date of the Closing, account for more than 10%: (a) (i) a member’s payment obligations under a Wholesale Power Contract is released or terminated, (ii) a member takes or suffers to be taken any steps for reorganization or dissolution, or (iii) a member consolidates with or merges into any organization, or sells, leases or transfers all or a substantial portion of its electric system

3

assets (other than a transaction under this clause (iii) where the surviving organization or the purchaser, as the case may be, is another member of the Company that has entered into (and which continues in effect) a separate Wholesale Power Contract substantially in the form of the Wholesale Power Contract then being terminated) and (b) in each of the foregoing events in clauses (i) - (iii), the applicable member does not pay to the Company such member’s pro rata portion of Indebtedness and other obligations of the Company outstanding at such time. For purposes of determining a member’s percentage share of the total member revenues of the Company, the total member revenues of the Company determined for the fiscal year most recently ended prior to the occurrence of a Member Termination Event involving such member shall be used as the basis.

“Member Termination Event Prepayment Amount” means, with respect to any offer of prepayment pursuant to Section 8.15, an amount equal to the product of (x) the aggregate percentage share of the total member revenues of the Company for each member involved in a Member Termination Event since the date of Closing less the aggregate percentage share of the total member revenues of the Company which have previously been used as a basis for determining one or more offers of prepayment pursuant to Section 8.15 multiplied by (y) the aggregate outstanding principal amount of the Series 2009C Notes determined as of the date of the applicable prepayment. For purposes of determining a member’s percentage share of the total member revenues of the Company, the total member revenues of the Company determined for the fiscal year most recently ended prior to the occurrence of a Member Termination Event involving such member shall be used as the basis.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Liens and Encumbrances” shall have the meaning assigned to such term in the Indenture.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or

4

required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” is defined in Section 8.7(c).

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in the first paragraph of this Agreement.

“Ratable Portion” for any Series 2009C Note means an amount equal to the product of (x) the applicable Member Termination Event Prepayment Amount being offered pursuant to Section 8.15 multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Series 2009C Note and the denominator of which is the aggregate outstanding principal amount of all Series 2009C Notes.

“Related Fund” means, with respect to any holder of any Series 2009C Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Series 2009C Notes at the time outstanding (exclusive of Series 2009C Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“RUS” means Rural Utilities Service, an agency of the United States Department of Agriculture, or any other agency or governmental body succeeding to the functions thereof.

“RUS Regulations” means regulations of general applicability published by RUS from time to time as they exist on the date of applicability thereof, and shall also include any regulations of other federal entities which RUS is required by law to implement.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

5

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer of the Company.

“Series 2009C Notes” is defined in Section 1.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries), provided that, “Subsidiary” shall not mean any corporation, limited liability company, partnership, association or other entity (a) in which the Borrower’s ownership interests, voting power or Control has arisen by virtue of its business of providing electric power and energy and functionally related or subordinate businesses or activities and (b) of which the total net worth does not exceed $25,000,000. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Supplement” is defined in Section 1.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Tranche 1 Notes” is defined in Section 1.

“Tranche 2 Notes” is defined in Section 1.

“Trust Estate” is defined in the Indenture.

“UCC” means, the Uniform Commercial Code as enacted and in effect from time to time in the state whose laws are treated as applying to the Trust Estate.

“UCC Financing Statements” shall mean any financing statements required or permitted to be filed in accordance with the UCC.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

6

SUBSIDIARIES OF THE COMPANY AND

OWNERSHIP OF SUBSIDIARY STOCK

NONE

SCHEDULE 5.4

(to Series 2009C Note Purchase Agreement)

FINANCIAL STATEMENTS

CONSOLIDATED AUDITED FINANCIAL STATEMENTS WITH NOTES AND ACCOUNTANT’S OPINION

December 31, 2004

December 31, 2005

December 31, 2006

December 31, 2007

December 31, 2008

SCHEDULE 5.5

(to Series 2009C Note Purchase Agreement)

LITIGATION

NONE

SCHEDULE 5.8

(to Series 2009C Note Purchase Agreement)

EXISTING INDEBTEDNESS

SCHEDULE 5.15(a)

$ thousands	12/31/08	Change	4/8/09
FFB	$1,173,726	$7,727	$1,181,453
Revolving Credit Agreement	$102,200	$52,000	$154,200

1.     All scheduled principal payments due during the first quarter of 2009 were paid as scheduled.

SCHEDULE 5.15(a)

(to Series 2009C Note Purchase Agreement)

SCHEDULE 5.15(b)

A.    Master First Mortgage Indenture

1.              Master First Mortgage Indenture, Deed of Trust, and Security Agreement, Amended, Restated and Effective as of December 15, 1999, as amended or supplemented according to its terms

B.    RUS Loan Agreement

1.              RUS — Amended and Consolidated Loan Contract dated as of December 7, 2006

C.    CFC Loan Agreements

1.              CFC — Master Loan Agreement dated as of March 14, 1997, as amended and supplemented

2.              CFC — Revolving Line of Credit Agreement ($50,000,000 364-day Line of Credit) effective January 27, 2009, as may be extended or renewed

3.              CFC — Revolving Line of Credit Agreement ($25,000,000 3 Year Line of Credit) effective February 1, 2008, as may be extended or renewed

D.    CoBank Loan Agreements

1.              CoBank Amended and Restated Master Loan Agreement dated as of June 8, 2006

E.    Platte County Bonds

1.              CFC — Reimbursement and Loan Agreement dated as of November 1, 1998 (related to Platte County Bonds)

F.     Moffat County Bonds $46.8 M Series 2009

1.              Moffat County Pollution Control Revenue Refunding Bonds Trust Indenture dated February 1, 2009

2.              Moffat County Pollution Control Revenue Refunding Bonds Reimbursement Agreement dated February 1, 2009

Schedule 5.15(b)

(to Series 2009C Note Purchase Agreement)

G.    Revolving Credit Facility

1.     Amended and Restated Secured Credit Agreement dated as of May 4, 2007

H.    Springerville Unit 3 Lease Financing Transaction

1.     Participation Agreement dated as of October 21, 2003

SCHEDULE 8.14

COLLATERAL FILINGS

Location of Filing/Recording
Document(s)	State	Location
1. The Supplement (including its attachments and exhibits)	AZ	Real property records of the Clerk and Recorder of Apache County.
CO

Real property records of the Clerks and Recorders of the following counties: Adams, Alamosa, Arapahoe, Archuleta, Baca, Bent, Boulder, Broomfield, Chaffee, Cheyenne, Clear Creek, Crowley, Custer, Delta, Denver, Dolores, Douglas, Eagle, Elbert, El Paso, Fremont, Garfield, Gilpin, Grand, Gunnison, Hinsdale, Huerfano, Jackson, Jefferson, Kiowa, Kit Carson, Lake, La Plata, Larimer, Las Animas, Lincoln, Logan, Mesa, Moffat, Montezuma, Montrose, Morgan, Otero, Ouray, Park, Phillips, Prowers, Pueblo, Rio Blanco, Rio Grande, Routt, Saguache, San Juan, San Miguel, Sedgwick, Summit, Washington, Weld, Yuma

KS

Real property records of the Clerk and Recorder of Finney County

AND

in the office of the Kansas Secretary of State pursuant to K.S.A. §66-1217 together with a UCC Financing Statement Addendum (Form UCC1Ad)

NE

Real property records of the Clerks and Recorders of the following counties: Arthur, Banner, Box Butte, Chase, Cheyenne, Dawes, Deuel, Dundy, Garden, Grant, Keith, Kimball, Lincoln, Morrill, Perkins, Scotts Bluff, Sheridan

NM

In the office of the New Mexico Secretary of State as a “public utility” filing pursuant to NM Stat. Ann. §62-13-12

AND

a notice (indicating that a public utility filing has been filed at the NM Sec. of State’s office) filed in the real property records of the Clerks and Recorders of the following counties: Bernalillo, Catron, Chaves, Cibola, Colfax, Dona Ana, Grant, Harding, Hidalgo, Lincoln, Luna, McKinley, Mora, Otero, Rio Arriba, San Juan, San Miguel, Sandoval, Santa Fe, Sierra, Socorro, Taos, Torrance, Union, Valencia

Schedule 8.14

(to Series 2009C Note Purchase Agreement)

Location of Filing/Recording
Document(s)	State	Location
WY

Real property records of the Clerks and Recorders of the following counties: Albany, Big Horn, Campbell, Carbon, Converse, Fremont, Goshen, Hot Springs, Johnson, Laramie, Natrona, Niobrara, Park, Platte, Sheridan, Washakie

2. Original Indenture, as previously amended and supplemented by seventeen supplemental indentures	AZ	Real property records of the Clerk and Recorder of Apache County.
CO

Real property records of the Clerks and Recorders of the following counties: Adams, Alamosa, Arapahoe, Archuleta, Baca, Bent, Boulder, Broomfield, Chaffee, Cheyenne, Clear Creek, Crowley, Custer, Delta, Denver, Dolores, Douglas, Eagle, Elbert, El Paso, Fremont, Garfield, Gilpin, Grand, Gunnison, Hinsdale, Huerfano, Jackson, Jefferson, Kiowa, Kit Carson, Lake, La Plata, Larimer, Las Animas, Lincoln, Logan, Mesa, Moffat, Montezuma, Montrose, Morgan, Otero, Ouray, Park, Phillips, Prowers, Pueblo, Rio Blanco, Rio Grande, Routt, Saguache, San Juan, San Miguel, Sedgwick, Summit, Washington, Weld, Yuma

KS

Real property records of the Clerk and Recorder of Finney County

AND

in the office of the Kansas Secretary of State pursuant to K.S.A. §66-1217 together with a UCC Financing Statement Addendum (Form UCC1Ad)

NE

Real property records of the Clerks and Recorders of the following counties: Arthur, Banner, Box Butte, Chase, Cheyenne, Dawes, Deuel, Dundy, Garden, Grant, Keith, Kimball, Lincoln, Morrill, Perkins, Scotts Bluff, Sheridan

Location of Filing/Recording
Document(s)	State	Location
NM

In the office of the New Mexico Secretary of State as a “public utility” filing pursuant to NM Stat. Ann. §62-13-12

AND

a notice (indicating that a public utility filing has been filed at the NM Sec. of State’s office) filed in the real property records of the Clerks and Recorders of the following counties: Bernalillo, Catron, Chaves, Cibola, Colfax, Dona Ana, Grant, Harding, Hidalgo, Lincoln, Luna, McKinley, Mora, Otero, Rio Arriba, San Juan, San Miguel, Sandoval, Santa Fe, Sierra, Socorro, Taos, Torrance, Union, Valencia

WY

Real property records of the Clerks and Recorders of the following counties: Albany, Big Horn, Campbell, Carbon, Converse, Fremont, Goshen, Hot Springs, Johnson, Laramie, Natrona, Niobrara, Park, Platte, Sheridan, Washakie

3. UCC Financing Statements	AZ	Arizona Secretary of State’s office
	CO	Colorado Secretary of State’s office
	KS	Kansas Secretary of State’s office
	NE	Nebraska Secretary of State’s office
	NM	New Mexico Secretary of State’s office
	WY	Wyoming Secretary of State’s office
4. Affidavit Concerning Kansas Mortgage Registration Tax	KS	Filed with the Finney County Clerk and Recorder pursuant to K.S.A. §§79-3102(d)(2) and (d)(3) indicating that all Kansas mortgage registration taxes are paid in full

[FORM OF SUPPLEMENT]

[SEE ATTACHED]

EXHIBIT A

(to Series 2009C Note Purchase Agreement)

SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 18

Between

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

And

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Master Trustee

dated effective as of April 8, 2009

Supplemental to

Master First Mortgage Indenture,

Deed of Trust and Security Agreement

Amended, Restated and Effective as of December 15, 1999,

as further supplemented to date

In connection with

Series 2009C Secured Obligations

THIS INSTRUMENT GRANTS A SECURITY INTEREST IN A TRANSMITTING UTILITY. THE ADDRESSES AND THE SIGNATURES OF THE PARTIES TO THIS INSTRUMENT ARE STATED ON THE SIGNATURE PAGES. THE TYPES OF PROPERTY COVERED BY THIS INSTRUMENT ARE DESCRIBED IN SECTIONS 1.01 AND 1.02 OF THIS INSTRUMENT. THIS INSTRUMENT CONTAINS AN AFTER-ACQUIRED PROPERTY CLAUSE. PROCEEDS AND PRODUCTS OF COLLATERAL ARE COVERED BY THIS INSTRUMENT. FUTURE ADVANCES AND FUTURE OBLIGATIONS ARE SECURED BY THIS INSTRUMENT. THIS MORTGAGE SECURES CREDIT IN THE AMOUNT OF UP TO $5,000,000,000 AND ADVANCES UP TO THIS AMOUNT, TOGETHER WITH INTEREST, ARE SENIOR TO OTHER CREDITORS UNDER SUBSEQUENTLY FILED AND RECORDED MORTGAGES OR LIENS.

TAXPAYER IDENTIFICATION NUMBER 84-0464189

TABLE OF CONTENTS

		Page

Parties		1
Recitals		1

ARTICLE I

TRUST ESTATE

Section 1.01	Confirmation of Granting Clause	2
Section 1.02	Supplemental Grant	3

ARTICLE II

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 2.01	Definitions of Words and Terms	3
Section 2.02	Conflicts with Supplemental Indentures	4

ARTICLE III

AUTHORIZATION AND TERMS OF THE SERIES 2009C SECURED OBLIGATIONS

Section 3.01	Authorization of Series 2009C Secured Obligations	4
Section 3.02	Persons Deemed Holder	6
Section 3.03	Additional Secured Obligations to be Equally Secured	6
Section 3.04	Registration, Transfer and Exchange	6
Section 3.05	Payments on the Series 2009C Secured Obligations	6
Section 3.06	Redemption and Prepayment	6

ARTICLE IV

SUPPLEMENTS TO CERTAIN EXHIBITS

Section 4.01	Supplements to Exhibits to Original Indenture	6

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01	Representations and Warranties	7

ii

Attachment 1-A	Form of Note of Series 2009C Secured Obligations, Tranche 1

Attachment 1-B	Form of Note of Series 2009C Secured Obligations, Tranche 2

Exhibit A-17	Certain Additional Real Property

Exhibit E-17	Description of Series 2009C Secured Obligations

Exhibit H-17	Recording Data of the Original Indenture, the First Supplemental
Indenture, the Second Supplemental Indenture, the Third
Supplemental Indenture, the Fourth Supplemental Indenture, the
Fifth Supplemental Indenture, the Sixth Supplemental Indenture,
the Seventh Supplemental Indenture, the Eighth Supplemental
Indenture, the Ninth Supplemental Indenture, the Tenth
Supplemental Indenture, the Eleventh Supplemental Indenture, the
Twelfth Supplemental Indenture, the Thirteenth Supplemental
Indenture, the Fourteenth Supplemental Indenture, the Fifteenth
Supplemental Indenture, the Sixteenth Supplemental Indenture and
the Seventeenth Supplemental Indenture for the purpose of
providing access to the full and complete descriptions of all property encumbered thereby (less any property released of
record), and in the case of filings in Kansas, Nebraska and
Wyoming, full descriptions of property encumbered in Kansas,
Nebraska and Wyoming.

iii

SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 18

THIS SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 18, dated and effective as of April 8, 2009 (this “Eighteenth Supplemental Indenture”), is between WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor through consolidation to Wells Fargo Bank West, National Association), a national banking association having a corporate trust office in Denver, Colorado (the “Trustee”), and TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a cooperative corporation organized and existing under the laws of the State of Colorado (the “Company”).

RECITALS:

WHEREAS, the Company entered into the Master First Mortgage Indenture, Deed of Trust and Security Agreement, between the Company and the Trustee, amended, restated and effective as of December 15, 1999 as amended and supplemented by Supplemental Master Mortgage Indenture No. 1, dated as of June 30, 2000 (the “First Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 2, dated effective as of July 1, 2000 (the “Second Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 3, dated effective as of December 19, 2000 (the “Third Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 4, dated as of May 15, 2001 (the “Fourth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 5, dated effective as of November 13, 2001 (the “Fifth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 6, dated effective as of April 22, 2002 (the “Sixth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 7, dated effective as of October 24, 2002 (the “Seventh Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 8, dated effective as of December 27, 2002 (the “Eighth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 9, dated effective as of July 31, 2003 (the “Ninth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 10, dated effective as of March 30, 2004 (the “Tenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 11, dated effective as of September 16, 2004 (the “Eleventh Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 12, dated effective as of July 12, 2005 (the “Twelfth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 13, dated effective as of September 27, 2005 (the “Thirteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 14, dated effective as of June 8, 2006 (the “Fourteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 15 dated effective as of December 7, 2006 (the “Fifteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 16 dated effective as of May 4, 2007 (the “Sixteenth Supplemental Indenture”) and Supplemental Master Mortgage Indenture No. 17 dated effective as of February 4, 2009 (the “Seventeenth Supplemental Indenture”) (collectively, the “Original Indenture”), for the purpose of providing for the issuance and securing of its senior secured debt thereunder; and

1

WHEREAS, pursuant to the Note Purchase Agreement and Sections 4.02 and 9.01(c) of the Original Indenture, the Company has issued certain promissory notes dated as of April 8, 2009 (as more particularly described in Exhibit E-17 and Attachments 1-A and 1-B, and together with any substitute note issued in exchange therefor pursuant to the Note Purchase Agreement and this Eighteenth Supplemental Indenture, collectively, the “Series 2009C Notes”), payable to the Purchasers (as defined in the Note Purchase Agreement and identified in the Secured Obligation Register) and holders thereof as identified in the Note Purchase Agreement and the Secured Obligation Register, which are issued for the purpose of financing capital expenditures related to certain high voltage transmission lines, substations, switching stations, telecommunications, and generation facilities and for general corporate purposes, to be known as the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2009C (the “Series 2009C Secured Obligations”) and to further supplement the Original Indenture by this Eighteenth Supplemental Indenture in order to authorize the Series 2009C Secured Obligations; and

WHEREAS, as permitted by Sections 2.02 and 2.12 of the Original Indenture, the Company has requested the Trustee to authenticate the Series 2009C Notes as the Series 2009C Secured Obligations and to deliver them to the Purchasers and holders thereof as identified in the Note Purchase Agreement and the Secured Obligation Register, and such Series 2009C Secured Obligations shall be entitled to the lien of the Indenture on a parity with all other Secured Obligations Outstanding under the Indenture; and

WHEREAS, the Original Indenture has been filed of record in the official public records as described more particularly on Exhibit H-17 hereto; and

WHEREAS, all acts and things necessary to make this Eighteenth Supplemental Indenture the valid, legal and binding obligation of the Company and to constitute these presents, together with the Original Indenture, a valid indenture and agreement according to its terms, having been done and performed, and the execution of this Eighteenth Supplemental Indenture having in all respects been duly authorized, the Original Indenture as amended by this Eighteenth Supplemental Indenture (as so amended, the “Indenture”) shall be amended and supplemented as follows:

ARTICLE I

TRUST ESTATE

Section 1.01              Confirmation of Granting Clause. The Company hereby confirms and ratifies each of the Granting Clauses contained in the Original Indenture in order to secure the payment of the principal of, premium, if any, and interest and any other amounts due on the Series 2009C Secured Obligations.

2

Section 1.02              Supplemental Grant. Pursuant to Granting Clause Third of the Original Indenture and in order to secure the payment of the principal of, premium, if any, and interest and any other amounts due on the Series 2009C Secured Obligations and the performance of the covenants therein and in the Indenture contained, and to declare the terms and conditions on which the Series 2009C Secured Obligations are secured, and in consideration of the premises and of the acceptance of the Series 2009C Secured Obligations by the Holders thereof, the Company by these presents does grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, to be held in trust, together with the Trust Estate described in the Original Indenture, all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired by the Company, wherever located, and grants a security interest therein for the purposes herein expressed, except any Excluded Property and any Excepted Property (each as defined in the Indenture) hereinafter expressly excepted from the lien hereof, or any property which has been disposed of pursuant to the terms of the Indenture, and including, without limitation, all and singular the following:

All right, title and interest of the Company in and to the real property more particularly described in Exhibit A-17 attached hereto, which identifies the real property acquired by the Company and not previously described in the Original Indenture.

A security interest in the Equipment, Contract Rights, General Intangibles and Proceeds (each as defined in the Original Indenture) of the personal property acquired by the Company since the recording of the Seventeenth Supplemental Indenture; and in any funds, rights, rents, revenues and accounts receivable and general intangibles (including choses in action and judgments) arising under any contract subject to the lien of the Indenture all as described in GRANTING CLAUSE SECOND of the Indenture, acquired by the Company since the recording of the Seventeenth Supplemental Indenture.

ARTICLE II

DEFINITIONS AND OTHER PROVISIONS OF

GENERAL APPLICATION

Section 2.01              Definitions of Words and Terms. Words and terms used in this Eighteenth Supplemental Indenture and not otherwise defined herein shall, except as otherwise stated, have the meanings assigned to them in the Original Indenture.

The following definitions shall be added to Section 1.01 of the Indenture in alphabetical order:

“Eighteenth Supplemental Indenture” shall mean this Supplemental Master Mortgage Indenture No. 18, between the Company and the Trustee, dated as of April 8, 2009.

3

“Note Purchase Agreement” shall mean that certain Series 2009C Note Purchase Agreement dated as of April 8, 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time), between the Company and the various Purchasers and holders of the Series 2009C Notes as specified therein.

“Series 2009C Secured Obligations” shall mean the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2009C, designated on Exhibit E-17, authorized by the Original Indenture as amended and supplemented by this Eighteenth Supplemental Indenture.

Section 2.02              Conflicts with Supplemental Indentures. Supplemental Indentures may contain covenants which are different than the covenants of the Company contained in this Eighteenth Supplemental Indenture; provided that such covenants shall not conflict with the Original Indenture (except as permitted under Article IX of the Original Indenture). Such covenants are intended to be supplemental hereto and the Company shall be obligated to comply with all covenants concerning any matter whether contained in a Supplemental Indenture or this Eighteenth Supplemental Indenture so long as such Supplemental Indenture is in effect.

ARTICLE III

AUTHORIZATION AND TERMS OF THE SERIES 2009C SECURED

OBLIGATIONS

Section 3.01              Authorization of Series 2009C Secured Obligations.

(a)                                 The Company hereby authorizes the authentication of two Tranches of notes, each consisting of one or more promissory notes dated as of April 8, 2009, issued by the Company to the Purchasers of the Series 2009C Notes in the aggregate principal amount of $300,000,000.00, of which Tranche 1 shall mature April 8, 2019 in the aggregate principal amount of $190,000,000.00 and bear interest at a rate of 6.0% per annum and Tranche 2 shall mature April 8, 2021 in the aggregate principal amount of $110,000,000.00 and bear interest at a rate of 6.31% per annum. The Series 2009C Notes, Tranche 1 shall be in the form attached as Attachment 1-A hereto and the Series 2009C Notes, Tranche 2 shall be in the form attached as Attachment 1-B hereto. The Series 2009C Notes of both Tranches shall together constitute, in the aggregate, the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2009C. The Holders of the Series 2009C Secured Obligations are the Purchasers and holders as specified in the Note Purchase Agreement and the Secured Obligation Register, and the Trustee shall execute a certificate of authentication to each such note which shall indicate that each such note is a Secured Obligation hereunder.

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Pursuant to Section 2.05 of the Indenture, the Trustee is authorized to authenticate any new Series 2009C Note issued in exchange for an existing Series 2009C Note at the request of the holder pursuant to the Note Purchase Agreement.

(b)                                 The Series 2009C Secured Obligations are being issued for the purpose of financing capital expenditures related to certain high voltage transmission lines, substations, switching stations, telecommunications, and generation facilities and for general corporate purposes. The terms of prepayment of such Series 2009C Secured Obligations shall be as set forth in the Note Purchase Agreement and the Series 2009C Secured Obligations.

(c)                                  No Series 2009C Secured Obligations shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such 2009C Secured Obligations or on an allonge thereto a certificate of authentication substantially in the form provided for herein executed by the Trustee or an authenticating agent by manual signature, and such certificate upon any Series 2009C Secured Obligations shall be conclusive evidence, and the only evidence, that such Secured Obligations have been duly authenticated and delivered hereunder and are entitled to the benefits of this Indenture.

The Trustee’s certificate of authentication for Series 2009C Secured Obligations shall be as set forth below:

Certificate of Authentication for Series 2009C Secured Obligations

(1)                                 This instrument is a Secured Obligation under the terms of that certain Master First Mortgage Indenture, Deed of Trust and Security Agreement, as amended, restated and dated effective as of December 15, 1999, as amended (the “Master Indenture”) and is secured thereunder on a parity with other Secured Obligations.

(2)                                 In the event of the occurrence and continuance of an Event of Default under the Master Indenture, the Trustee shall enforce the remedies set forth under the Master Indenture for the benefit of all of the Holders of Secured Obligations.

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By:
Authorized Signatory

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(d)                                 Pursuant to Section 2.02(b) of the Original Indenture, attached as Attachment 1-A is the form of the Series 2009C Notes for Tranche 1 of the Series 2009C Secured Obligations and attached as Attachment 1-B is the form of the Series 2009C Notes for Tranche 2 of the Series 2009C Secured Obligations. Also attached as Exhibit E-17, is a description of the principal amount, maturity date, interest rate and other terms of the notes constituting the Series 2009C Secured Obligations.

Section 3.02              Persons Deemed Holder. Subject to the terms of Section 1.02(g) and (h) of the Original Indenture, the Trustee shall look to the Secured Obligation Register to conclusively determine the owners or Holders of such Series 2009C Secured Obligations for all purposes of the Indenture.

Section 3.03              Additional Secured Obligations to be Equally Secured. Any series of Secured Obligations which may be authorized and issued pursuant to Article II of the Original Indenture shall be entitled to be secured under this Indenture equally and ratably with Secured Obligations theretofore issued and then Outstanding with no priority of any series of Secured Obligations over any other series of Secured Obligations (subject to subparagraph (b)(xi) of Section 2.02 of the Original Indenture).

Section 3.04              Registration, Transfer and Exchange. The Series 2009C Secured Obligations shall be registered, exchanged and replaced pursuant to Sections 2.05 and 2.06 of the Original Indenture.

Section 3.05              Payments on the Series 2009C Secured Obligations. Payment on the Series 2009C Secured Obligations shall be made in the manner and in accordance with the Note Purchase Agreement and the Series 2009C Secured Obligations. The Company shall serve as the Paying Agent for the Series 2009C Secured Obligations and the Place of Payment of the Series 2009C Secured Obligations shall be the corporate offices of the Company set forth in Section 1.03 of the Original Indenture.

Section 3.06              Redemption and Prepayment. The Series 2009C Secured Obligations shall be redeemable or prepayable in accordance with the terms of the instruments evidencing and relating to such Series 2009C Secured Obligations and the Note Purchase Agreement.

ARTICLE IV

SUPPLEMENTS TO CERTAIN EXHIBITS

Section 4.01              Supplements to Exhibits to Original Indenture. Exhibits A and E attached to the Original Indenture, as previously supplemented, are hereby supplemented by Exhibits A-17 and E-17 attached hereto. Exhibit H-17 is hereby

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incorporated into the Indenture as attached hereto. All Exhibits, Schedules, and Attachments are incorporated herein by reference.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01              Representations and Warranties. The Company represents and warrants that (a) it is duly authorized under the laws of the State of Colorado and all other applicable provisions of law to execute this Eighteenth Supplemental Indenture and to issue the Series 2009C Secured Obligations, (b) all corporate action on the part of the Company required by its organizational documents and the Original Indenture to establish this Eighteenth Supplemental Indenture and the Series 2009C Secured Obligations as the binding and enforceable obligation of the Company has been duly and effectively taken, and (c) all requirements of the Original Indenture, including but not limited to the requirements of Sections 2.02, 2.12, and 4.02, for the issuance and authentication of the Series 2009C Secured Obligations have been satisfied.

Section 5.02              Covenants under the Original Indenture. The Company confirms, covenants and agrees that so long as any Series 2009C Secured Obligations remain Outstanding, it will deliver to the Trustee all reports, opinions and other documents required by the Original Indenture to be submitted to the Trustee at the time said reports, opinions or other documents are required to be submitted to the Trustee, and that it will faithfully perform or cause to be performed at all times any and all covenants, agreements and undertakings required on the part of the Company contained in the Indenture and the Series 2009C Secured Obligations. The Company further confirms its covenants and agrees with its undertakings in the Original Indenture.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01              Ratification of Indenture. The Original Indenture as amended and supplemented by this Eighteenth Supplemental Indenture is in all respects ratified and confirmed, except as to any liens created by the Original Indenture which have been heretofore released of record, and the Original Indenture as so amended and supplemented shall be read, taken and construed as one and the same instrument. Except as herein otherwise expressly provided, all the provisions, definitions, terms and conditions of the Original Indenture shall be deemed to be incorporated in, and made a part of, this Eighteenth Supplemental Indenture. All references to “this Indenture” or to “the Indenture” or to “hereunder” in the Indenture shall be to the Original Indenture, as amended and supplemented by this Eighteenth Supplemental Indenture, and as otherwise amended and supplemented from time to time. Except as amended and supplemented by this Eighteenth Supplemental Indenture, and except as to any liens created by the

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Original Indenture which have heretofore been released of record, the Original Indenture remains in full force and effect and is hereby ratified in full by the parties hereto.

Section 6.02              Benefits of Indenture. Nothing in this Eighteenth Supplemental Indenture is intended to give any Person, other than the parties hereto and the Holders of Outstanding Secured Obligations and any Credit Provider to the extent provided herein, any benefit or any legal or equitable right, remedy or claim under this Eighteenth Supplemental Indenture.

Section 6.03              Provisions of the Indenture to Control. The provisions of Article VII of the Indenture shall control the terms under which the Trustee shall serve under this Eighteenth Supplemental Indenture.

Section 6.04              Binding Effect. All the covenants, stipulations, promises and agreements in this Eighteenth Supplemental Indenture by or on behalf of the Company shall inure to the benefit of the parties hereto and the Holders, and shall bind their respective successors and assigns, whether so expressed or not.

Section 6.05              Severability Clause. In case any provision in this Eighteenth Supplemental Indenture or in any Secured Obligations shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.06              Execution in Counterparts. This Eighteenth Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; and all of which shall together constitute but one and the same instrument.

Section 6.07              Governing Law. This Eighteenth Supplemental Indenture shall be construed and the rights and obligations of the parties hereunder enforced in accordance with and governed by the laws of the State of Colorado and applicable federal law, except (a) to the extent that the law of any other jurisdiction shall be mandatorily applicable; (b) to the extent that perfection, priority and enforcement and the effect of perfection, priority and enforcement of the lien of this Eighteenth Supplemental Indenture, notice and enforcement of remedies may be governed by the laws of any state other than the State of Colorado as provided by law (including but not limited to the applicable laws of the States); (c) that the rights, duties, obligations, privileges and immunities of the Trustee shall be governed by the laws of the jurisdiction in which the corporate trust office of the Trustee is located.

Section 6.08              Effect of Headings and Table of Contents. The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

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Section 6.09              Successors and Assigns. All covenants and agreements in this Eighteenth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 6.10              Entire Agreement. This Eighteenth Supplemental Indenture embodies the entire agreement among the parties hereto with respect to the subject matters hereof.

Section 6.11              Acceptance of Trust. The Trustee hereby acknowledges and accepts the trusts granted hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Eighteenth Supplemental Indenture to be duly executed by the persons thereunto duly authorized, as of the date and year first above written.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., as the Company

By
[SEAL]				H. J. Thompson
Chairman and President
Tri-State Generation and Transmission
Association, Inc.
1100 W. 116th Avenue
Westminster, Colorado 80234
ATTEST:

By:
Charles J. Soehner
Secretary

STATE OF COLORADO	)
	)	ss.
COUNTY OF ADAMS	)

The foregoing instrument was acknowledged before me this       day of              2009 by H. J. Thompson, Chairman and President of Tri-State Generation and Transmission Association, Inc.

Witness my hand and official seal.

Notary Public
(Notary Seal)
My commission expires:

Signature page for Supplemental Master Mortgage Indenture No. 18

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Gretchen L. Middents
[SEAL]			Vice President, Corporate Trust &
Escrow Services
Wells Fargo Bank, National Association
1740 Broadway
MAC C7300-107
Denver, CO 80274-0002

STATE OF COLORADO	)
	)	ss.
COUNTY OF ADAMS	)

The foregoing instrument was acknowledged before me this       day of              2009 by Gretchen L. Middents, Vice President of Wells Fargo Bank, National Association.

Witness my hand and official seal.

Notary Public
(Notary Seal)
My commission expires:

Signature page for Supplemental Master Mortgage Indenture No. 18